UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 2)

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

OMNI Energy Services Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4500 NE EVANGELINE THRUWAY

CARENCRO, LOUISIANA 70520

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Shareholders of OMNI Energy Services Corp.:

The annual meeting of shareholders of OMNI Energy Services Corp. (the “Company”) will be held at the Company’s principal executive offices at 4500 NE Evangeline Thruway, Carencro, Louisiana 70520 on Wednesday, May 27, 2009 at 10:00 a.m., local time, for the following proposals:

1.	To elect to the Board four directors to serve until the next annual meeting of the shareholders or until their successors are elected and qualified.

2.	To approve an amendment to the Seventh Amended and Restated OMNI Energy Services Corp. Stock Incentive Plan to increase the number of shares available for issuance thereunder from 4,250,000 to 5,750,000 shares.

3.	To vote, on an advisory basis, on the Company’s ability to replace and reprice stock options issued under the Seventh Amended and Restated OMNI Energy Services Corp. Stock Incentive Plan.

4.	To ratify the appointment of Grant Thornton L.L.P. as the Company’s independent registered public accounting firm for the year ending December 31, 2009.

The Company will also attend to other business as may properly come before the annual meeting or any adjournments thereof or any adjournments or postponements that may take place.

Only holders of record of the Company’s Common Stock and the Series C 9% Convertible Preferred Stock at the close of business on April 14, 2009, are entitled to notice of, and to vote at, the annual meeting. The Board of Directors is not aware of any other matters to be presented at the annual meeting.

PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. A PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING THEREOF.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON WEDNESDAY, MAY 27, 2009

THE COMPANY’S PROXY STATEMENT AND THE 2008 ANNUAL REPORT ON FORM 10-K ARE ALSO AVAILABLE AT www.omnienergy.com.

By Order of the Board of Directors

Staci L. Marcelissen, Secretary

Carencro, Louisiana

April     , 2009

GENERAL INFORMATION	1
Proxy Statement	1
Quorum; Vote Required and Voting of Proxies	1
PROPOSAL NO. 1 ELECTION OF DIRECTORS	2
General	2
Information About the Company’s Directors and Director Nominees	2
Advisory Board	4
INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD	5
Director Compensation	5
Board Meeting and Committees	6
Board Independence	8
Nomination Policy	8
Shareholder Nomination Policy	8
Communication with Directors	9
AUDIT COMMITTEE REPORT	9
EXECUTIVE OFFICERS AND KEY MANAGERS	10
COMPENSATION DISCUSSION AND ANALYSIS	12
COMPENSATION COMMITTEE REPORT	19
EXECUTIVE COMPENSATION	20
Summary Compensation Table	20
Grants Of Plan-Based Awards	21
Outstanding Equity Awards at Fiscal Year-End	22
Option Exercises and Stock Vested	22
Potential Payments Upon Termination or Change in Control	23
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	27
EQUITY COMPENSATION PLAN INFORMATION	27
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	28
PROPOSAL NO. 2. TO APPROVE AN AMENDMENT TO THE SEVENTH AMENDED AND RESTATED OMNI ENERGY SERVICES CORP. STOCK INCENTIVE PLAN	29
PROPOSAL NO. 3. TO VOTE, ON AN ADVISORY BASIS, FOR THE COMPANY’S ABILITY TO REPLACE AND REPRICE OPTIONS ISSUED UNDER THE SEVENTH AMENDED AND RESTATED OMNI ENERGY SERVICES CORP. STOCK INCENTIVE PLAN	35
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES	39
PROPOSAL 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	40
Change in Independent Auditors	40
Ratification of Appointment of Independent Registered Public Accounting Firm	40
TRANSACTIONS WITH RELATED PERSONS	42
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	42
PROXY SOLICITATION	42
SHAREHOLDER PROPOSALS	42
ANNUAL REPORT OF FORM 10-K	43
MATTERS TO BE PRESENTED	43

i

OMNI ENERGY SERVICES CORP.

4500 NE EVANGELINE THRUWAY

CARENCRO, LOUISIANA 70520

GENERAL INFORMATION

Proxy Statement

This Proxy Statement is furnished to shareholders of OMNI Energy Services Corp. (the “Company”) in connection with the solicitation on behalf of its Board of Directors (the “Board”) of proxies for use at the annual meeting of shareholders of the Company to be held on Wednesday, May 27, 2009, at the time and place set forth in the accompanying notice and at any adjournments thereof (the “Annual Meeting”).

Holders of record of the Company’s common stock, par value $0.01 per share (“Common Stock”), and holders of the Company’s Series C 9% Convertible Preferred Stock (“Series C Preferred Stock”), at the close of business on April 14, 2009, are entitled to notice of, and to vote at, the Annual Meeting. On April 9, 2009, there were 23,431,175 shares of Common Stock outstanding and entitled to vote at the meeting, including 2,767,179 shares of Common Stock issuable upon conversion of the Series C Preferred Stock. Each share of Common Stock is entitled to one vote and the holders of the Series C Preferred Stock are entitled to one vote for each share of Common Stock into which their Series C Preferred Stock may be converted; provided however, that the holders of the Series C Preferred Stock will not be entitled to vote on Proposal No. 1.

The enclosed proxy may be revoked at any time prior to the Annual Meeting by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy will also be deemed revoked with respect to any matter on which the shareholder votes in person at the Annual Meeting. Attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a proxy.

This Proxy Statement is first being mailed to shareholders on or about April 24, 2009.

Quorum; Vote Required and Voting of Proxies

The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock, including shares of Common Stock issuable upon conversion of the Series C Preferred Stock, is necessary to constitute a quorum. Shareholders voting or abstaining from voting by proxy on any issue will be counted as present for purposes of constituting a quorum. If a quorum is present, the election of directors is determined by plurality vote. Shareholders may not cumulate their votes for the election of directors. The affirmative vote of a majority of the votes present and entitled to vote at the Annual Meeting is required to approve Proposals No. 2 and No. 3 and to ratify Proposal No. 4 and is generally required to approve other proposals that may properly be brought before the Annual Meeting. Abstentions will be counted as votes AGAINST a proposal. If brokers do not receive instructions from beneficial owners as to the granting or withholding of proxies and may not or do not exercise discretionary power to grant a proxy with respect to such shares (a “broker non-vote”) on a proposal, then shares not voted on such proposal as a result will be counted as not present and not cast with respect to such proposal.

Unless otherwise marked, properly executed proxies in the form of the accompanying proxy card will be voted (i) FOR the election of the four nominees listed below to the Board, (ii) FOR approval of the amendment to the Seventh Amended and Restated OMNI Energy Services Corp. Stock Incentive Plan (the “Incentive Plan”) to increase the number of shares available for issuance thereunder from 4,250,000 to 5,750,000 shares, (iii) FOR, on an advisory basis, the Company’s ability to replace and reprice stock options issued under the Incentive Plan, (iv) FOR ratification of Grant Thornton L.L.P to serve as the Company’s independent registered accounting firm for the year ending December 31, 2009, and (iv) in the discretion of the persons named in the proxy in connection with any other business that may properly come before the Annual Meeting. The Company does not know of any matters to be presented at the Annual Meeting other than those described herein. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

The Company’s By-laws state that the Board may be comprised of up to eight members, with the exact number to be set by the Board. The Board has currently set the number of directors at six. The Articles of Incorporation provide that so long as at least 2,000 shares of Series C Preferred Stock remain outstanding, the holders of a majority of the Series C Preferred Stock, voting as a separate class to the exclusion of all other classes of the Company’s capital stock, shall be entitled to elect two directors to the Board to serve on the Board until their successors are duly elected by the holders of the Series C Preferred Stock or they are removed from office (with or without cause) by the holders of the Series C Preferred Stock. The holders of Series C Preferred Stock have elected Dennis R. Sciotto and Edward E. Colson, III to serve on the Board until the 2010 annual meeting of shareholders. You are being asked to elect the remaining four directors. Each director elected at the Annual Meeting and the two directors elected by the holders of the Series C Preferred Stock will serve a term expiring at the 2010 annual meeting of shareholders. Four of the Company’s current directors have been nominated for re-election to the Board and was recommended by the Corporate Governance and Nominating Committee for election to the Board of Directors by the shareholders.

Unless authority to vote for the election of directors is withheld, the proxies solicited hereby will be voted FOR the election of the Company’s four nominees named below. If any nominee should decline or be unable to serve for any reason, votes will instead be cast for a substitute nominee designated by the Board. The Board has no reason to believe that any nominee will decline to be a candidate or, if elected, will be unable or unwilling to serve.

The Board has nominated and urges you to vote FOR the election of the Company’s four nominees named below.

Information About the Company’s Directors and Director Nominees

The following table sets forth, as of April 14, 2009, certain information about the Company’s nominees for director and the two directors who were elected by the holders of the Series C Preferred Stock. Pursuant to the Securities Purchase Agreement executed in connection with the issuance of our Series C Preferred Stock in May 2005, the holders of the Series C Preferred Stock elected Messrs. Sciotto and Colson to serve as directors. Each director elected at the Annual Meeting and Messrs. Sciotto and Colson will serve a term expiring at the 2010 annual meeting of shareholders. There are no other arrangements or understandings between the Company and any person, pursuant to which such person has been elected a director, and no director is related to any other director or executive officer of the Company.

DIRECTORS	AGE	POSITION	COMMITTEES
Edward E. Colson, III	59	Director	Audit, Compensation
Ronald E. Gerevas	69	Director (1)	Compensation, Corporate Governance and Nominating
Barry E. Kaufman	70	Director (1)	Audit (Chair), Corporate Governance and Nominating (Chair)
Brian J. Recatto	44	President, Chief Executive Officer, Director (1)
Dennis R. Sciotto	56	Chairman of the Board	Corporate Governance and Nominating
Richard C. White	54	Director (1)	Audit, Compensation (Chair)

(1)	Nominee for director

Edward E. Colson, III is a real estate investor/developer who specializes in the acquisition of commercial properties which are suitable for drive through restaurants. Currently his portfolio consists of over 100 properties which are located throughout the western United States. Mr. Colson received a Bachelor of Science degree in Business Management from Long Beach State University in 1972. He is a past Director and founder of Pacific Mortgage Exchange, Inc. and is a past Director of Vista Sol High School in Torremolinos, Spain. Mr. Colson originally was elected to the Board by the holders of the Series C Preferred Stock in June 2005.

Ronald E. Gerevas is currently a Partner in the Los Angeles office of Heidrick & Struggles, a leading global executive search firm. Mr. Gerevas had previously served as President and Chief Executive Officer of Heidrick & Struggles from 1987 to 1991, before rejoining the firm in 1998 after serving as Vice Chairman and West Coast Managing Partner for another global executive search firm. Mr. Gerevas also served as President and Chief Operating Officer of Jenny Craig International during its initial public offering on the New York Stock Exchange. Prior to entering the executive search business, Mr. Gerevas spent five years in the federal government, where he served as a Presidential Appointee of the Ford Administration and was confirmed by the U.S. Senate to provide leadership to the United States’ volunteer programs including the Peace Corps, Vista, and Foster Grandparents. Mr. Gerevas began his career in advertising with the J. Walter Thompson Company in New York and Los Angeles, where he spent eight years in various roles, including Director of Training, Personnel Manager, and Account Manager. He is a graduate of San Jose State University, where he was Outstanding Senior and earned a Bachelor of Science in Public Administration and a Masters of Science in Business Administration. Mr. Gerevas was appointed to the Board in March 2008 upon recommendation by the Corporate Governance and Nominating Committee.

Barry E. Kaufman is a former member of Silver Fox Advisors, Houston, Texas and a certified public accountant. He serves on the board of directors of the Chantal Corp., a privately-owned company in Houston, Texas. In 1999, Mr. Kaufman retired as a partner from the Houston office of Grant Thornton L.L.P. Prior to joining Grant Thornton, he was the managing director of Kaufman/Kalman P.C., Certified Public Accountants, and prior to that he was a partner and served as an associate regional director with Deloitte (formerly Touché Ross and Company). Mr. Kaufman graduated from the University of Texas at Austin in 1960 with a Bachelors of Business Administration degree with concentration in accounting. Mr. Kaufman was appointed to the Board in October 2005.

Brian J. Recatto was appointed President and Chief Executive Officer effective July 1, 2008, and was elected to the Board at the 2008 annual shareholder meeting. Prior to that appointment, Mr. Recatto served as Chief Operating Officer since December 2007. Mr. Recatto joined the Company in March 2007 in connection with the acquisition of Charles Holston, Inc. (“CHI”) where he was the President and one of the owner/principals since 2004. Prior to arriving at CHI, he held various positions with Philip Services Corporation in Houston, Texas from 1997 until 2004 ranging from General Manager of the Gulf Coast Waste Operations to President of the Industrial Services Division. He has nearly twenty years of experience in the environmental consulting and services sector. He received a Bachelor of Science in Finance from Louisiana State University in 1987.

Dennis R. Sciotto is a real estate investor/developer who specializes in the acquisition of commercial properties which are suitable for drive through restaurants. Currently, his portfolio consists of over 100 properties which are located in the western United States. Prior to 1988, Mr. Sciotto was a restaurateur catering to the military installations in San Diego. Mr. Sciotto originally was elected to the Board by the holders of the Series C Preferred Stock in June 2005 and was appointed Chairman of the Board upon James Eckert’s retirement effective June 30, 2008. Mr. Sciotto attended San Diego State University.

Richard C. White is the former President and Chief Executive Officer of NuTec Energy Services Inc. He held that position from October 2001, until his retirement from NuTec in September 2002. He was Chief Executive Officer of Veritas DGC, Inc. from January 2000 through June 2000. From 1995 until his retirement in October 1999, Mr. White served as President of Western Geophysical Company, as well as Senior Vice President of Western Atlas Inc. He also served as Vice President of Baker Hughes Incorporated from August 1998 until

October 1999. Prior to 1995, he held various other executive positions with Western Geophysical Company, including Chief Operating Officer. Mr. White graduated from Bloomsburg University in 1978 and has been a director of the Company since March 2001.

Advisory Board

James C. Eckert, retired as the Company’s President and Chief Executive Officer effective June 30, 2008. He served as Chairman of the Board of the Company from March 2001 until the 2008 annual meeting of the shareholders. Mr. Eckert decided not to stand for re-election to the Board at that annual meeting but remains an active and significant contributor to the Company as a consultant to the Company and an advisory director to the Board. In his capacity as an Advisory Board member, Mr. Eckert is invited to meetings of the Board and advises the Board on matters brought before them. From 1998 to 2000, Mr. Eckert served as Vice-President for Business Development of Veritas DGC Land, Inc. From 1992 to 1998, he supervised the highland and transition seismic acquisitions of Veritas DGC Land, Inc. He served as President of GFS Company, a company that he co-founded in 1985, until its acquisition in 1992 by Digiton, Inc., a predecessor by merger to Veritas, Inc. Mr. Eckert graduated from the University of Southern Mississippi in 1971.

In addition, the Board may from time to time appoint additional advisory directors to the Board.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Director Compensation

For 2008, the non-employee directors of the Company received an annual retainer of $50,000. Each non-employee director who serves as a member of the Audit Committee received an additional annual retainer of $7,500, while the Chairman of the Audit Committee received an additional annual retainer of $12,500. Each non-employee director who serves as a member of the Compensation Committee received an additional annual retainer of $3,000 while the Chairman of the Compensation Committee received an additional annual retainer of $10,000. Each non-employee director who serves as a member of the Corporate Governance Committee received an additional annual retainer of $2,000 while the Chairman of the Corporate Governance Committee received an additional annual retainer of $3,000. Each non-employee director of the Company also received a meeting fee for board meetings of $2,500 for each meeting attended in person, $1,000 for meetings attended via conference call, and a $500 meeting fee for Committee meetings attended whether in person or by conference call. The Company reimburses the directors for their travel expenses for attending meetings. All retainer amounts are paid quarterly in equal installment amounts.

Each non-employee director is granted an option to purchase 10,000 shares of Common Stock upon initial appointment to the Board at an exercise price equal to the fair market value of the Common Stock on the date such person becomes a director. Additionally, each person who is a non-employee director on the day following the annual meeting of the Company’s shareholders is granted an option to purchase 5,000 shares of the Common Stock at an exercise price equal to the fair market value of the Common Stock on such date. All such options become fully exercisable on the first anniversary of their date of grant and expire on the tenth anniversary thereof, unless the director ceases to be a director of the Company, in which case the exercise periods will be shortened.

The Incentive Plan allows for the discretionary grant of incentive awards to the Company’s directors. Upon his appointment to the Board in March 2008, Mr. Gerevas received a discretionary grant of an additional 10,000 stock options at an exercise price equal to the fair market value of the Common Stock on the date of grant. In addition during 2008, the Board made a discretionary grant of an option to purchase 30,000 shares of Common Stock to Mr. White and an option to purchase 20,000 shares to Mr. Kaufman at exercise prices equal to the fair market value of the common stock on the date each such option was granted. Each grant was in recognition for past service on the Board.

The following table sets forth information regarding the compensation paid to the Board for the 2008 fiscal year:

NAME	FEES EARNED OR PAID IN CASH	OPTION AWARDS (1)	TOTAL
Edward Colson, III	$83,500	$16,550	$100,050
Ronald E. Gerevas (2)	$71,500	$—	$71,500
Barry Kaufman	$87,500	$16,550	$104,050
Dennis R. Sciotto	$72,500	$16,550	$89,050
Richard C. White	$89,000	$16,550	$105,550

(1)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with SFAS No. 123(R) of awards pursuant to the Incentive Plan and thus include amounts from awards granted in and prior to 2008.
(2)	Mr. Gerevas was appointed to the Board in March 2008.

In light of the current economic climate, on March 10, 2009, the Board unanimously resolved to reduce by 20% its director’s fees for fiscal year 2009 beginning with the first quarter of 2009.

Board Meeting and Committees

The Board met ten times during 2008. The standing committees of the Board consist of an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. During 2008, the Audit Committee met seven times, the Compensation Committee met four times, and the Corporate Governance and Nominating Committee met two times. With the exception of Mr. Gerevas and Mr. White, who did not attend one Board meeting each, each director attended all of the meetings of the Board and committees of which he was a member during 2008.

It is the Company’s policy that, to the extent possible, all directors and nominees for director attend the annual meeting of the shareholders. All of the directors and nominees for director at the 2008 annual meeting of the shareholders attended that annual meeting.

The Board has adopted written charters for each of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee. Each charter is available on the Company’s corporate website at www.omnienergy.com under “About OMNI” and then under “Charters” or by writing to the Company at OMNI Energy Services Corp., 4500 N.E. Evangeline, Carencro, Louisiana 70520.

Audit Committee

The Audit Committee reviews the Company’s quarterly financial statements and annual audited financial statements and meets with the Company’s independent public accountants to review the Company’s internal controls and financial management practices. The current members of the Audit Committee are Messrs. Colson, Kaufman (Chair) and White. Mr. Kaufman is designated as the financial expert of the Audit Committee. After reviewing the qualifications of the current members of the Audit Committee, and any relationships that they may have with the Company that might affect their independence, the Board has determined that (i) all current members of the Audit Committee are “independent” as independence is defined by Rule 10A-3 under the Exchange Act and by Rule 4200(a)(15) of the NASDAQ Marketplace Rules for issuers whose securities are listed on the NASDAQ Stock Market, (ii) all current committee members are financially literate, and (iii) Mr. Kaufman qualifies as an audit committee financial expert under the applicable rules promulgated to the Exchange Act. The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

The responsibilities of the Audit Committee include:

•	engaging an independent audit firm to audit the Company’s financial statements and to perform services related to the audit;

•	reviewing the scope and results of the audit with the Company’s independent auditors;

•	considering the adequacy of the Company’s internal accounting control procedures;

•	considering auditors’ independence; and

•	approving all audit and non-audit services with the Company’s independent auditors.

Compensation Committee

The Compensation Committee recommends to the Board compensation for the Company’s executive officers and other key employees, administers the Incentive Plan and performs such similar functions as may be prescribed by the Board. Currently, the members of the Compensation Committee are Messrs. Colson, Gerevas

and White (Chair). The Board has determined that each of the members of the Compensation Committee is “independent” as independence is defined by Rule 10A-3 under the Exchange Act and by Rule 4200(a)(15) of the NASDAQ Marketplace Rules for issuers whose securities are listed on the NASDAQ Stock Market.

The responsibilities of the Compensation Committee include:

•	review and make recommendations to the Board with respect to compensation plans, including incentive compensation plans and equity based plans;

•	recommend to the Board, salary and compensation levels, including fringe benefits for officers of the Company and its subsidiaries;

•	review management’s resources and development with the Chief Executive Officer and recommend to the Board succession plans for senior management; and

•	Review the Company’s active operating performance relative to the bonus and incentive programs.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee provides assistance to the Board in fulfilling its responsibilities by identifying individuals qualified to become directors and recommending to the Board candidates for all directorships to be filled by the Board or by the shareholders of the Company. The Corporate Governance and Nominating Committee assists the Board in identifying directors qualified to serve on the committees established by the Board and recommends to the Board members for each committee to be filled by the Board. In addition, the Corporate Governance and Nominating Committee develops and recommends to the Board a set of corporate governance principles appropriate for the Company and consistent with the applicable laws, regulations and listing standards. The Corporate Governance and Nominating Committee periodically reviews the Company’s governance principles, keeps abreast of developments with regard to corporate governance, and makes recommendations to the Board for changes in the principles as in its judgment may be appropriate. In addition, the Corporate Governance and Nominating Committee reviews and makes recommendations to the Board regarding shareholders’ proposals that relate to corporate governance and, at least annually, oversees evaluations of the Board and its committees. Currently, the members of the Corporate Governance and Nominating Committee are Messrs. Gerevas, Kaufman (Chair) and Sciotto. The Board has determined that each member of the Corporate Governance and Nominating Committee currently is “independent” as independence is defined by Rule 10A-3 under the Exchange Act and by Rule 4200(a)(15) of the NASDAQ Marketplace Rules for issuers whose securities are listed on the NASDAQ Stock Market.

The responsibilities of the Corporate Governance and Nominating Committee include:

•

establish criteria for selection of potential directors and identify and select individuals believed to be qualified as candidates to serve on the Board and recommend candidates to stand for election as directors at the annual meeting of stockholders;

•	conduct or authorize studies and investigations into any matter of interest or concern within the scope of its responsibilities that the Committee deems appropriate;

•	recommend members of the Board to serve on the committees of the Board;

•	evaluate and ensure the independence of each member of each committee of the Board required to be composed of independent directors;

•

develop and recommend to the Board a set of corporate governance principles and shall keep abreast of developments with regard to corporate governance make recommendations to the Board for changes in the principles as in its judgment may be appropriate;

•	review and make recommendations to the Board regarding stockholders’ proposals that relate to corporate governance;

Board Independence

The Board has determined that except for Mr. Recatto, the Company’s President and Chief Executive Officer, all the directors are “independent” as defined by Rule 4200(a)(15) of the NASDAQ Marketplace Rules. In making this determination, the Board considered transactions and relationships between each director or his immediate family and the Company and its subsidiaries, including those reported under “Compensation Committee Interlocks and Insider Participation” and “Transactions with Related Persons” below, and in the case of Mr. Kaufman, his past employment with Grant Thornton, L.L.P. The purpose of this review was to determine whether any such relationships or transactions were material and, therefore, inconsistent with a determination that the director is independent. There are no family relationships between any nominees, directors and executive officers, and the Board determined that Mr. Kaufman’s prior employment with Grant Thornton L.L.P. did not change his status as an independent director.

Mr. Recatto is not an independent director because of his employment as President and Chief Executive Officer of the Company.

Nomination Policy

The Corporate Governance and Nominating Committee does not set minimum qualifications that nominees must meet in order for the Corporate Governance and Nominating Committee to recommend them to the Board, but rather the Corporate Governance and Nominating Committee will take into account the judgment, skill, diversity, experiences with business and other organizations of comparable size, the interplay of the nominees experiences with the experience of other directors, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The Corporate Governance and Nominating Committee discusses and evaluates possible candidates and has the authority to engage consultants. Once a candidate is identified whom the Corporate Governance and Nominating Committee believes to be qualified to serve on the Board, the Corporate Governance and Nominating Committee will recommend that candidate to the Board to stand for election as a director at the next annual meeting of shareholders or, if applicable, at a special meeting of the shareholders. The Corporate Governance and Nominating Committee may consider candidates proposed by management, but is not required to do so. The Committee will consider nominees properly submitted by shareholders of the Company (as described below under “Shareholder Nomination Policy”).

Shareholder Nomination Policy

Article IV E of the Company’s Articles of Incorporation provides certain procedures that shareholders must follow in making director nominations. For any person other than a person nominated by the Board to be eligible for nomination for election as a director, advance notice must be provided to the Secretary of the Company at the Company’s principal office, not more than 90 days and not less than 45 days, in advance of the annual meeting of shareholders; provided, however, that in the event that less than 55 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, such notice will be deemed timely if received at the Company’s principal office no later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or such public disclosure was made. This notice must state (a) for each nominating shareholder, such shareholder’s name and business and residential addresses, the number of shares of Common Stock beneficially owned by such shareholder, and, if requested by the Secretary of the Company, whether such shareholder is the sole beneficial owner of such Common Stock and, if not, the name and address of any other beneficial owner of such Common Stock, and (b) for each proposed nominee, the proposed nominee’s name, age and business and residential addresses, the proposed nominee’s principal occupation or employment and the number of shares of Common Stock beneficially owned by the proposed nominee, and the proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, along with such other information regarding the proposed nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been proposed by the Board. No such shareholder nominations have been received for the Annual Meeting.

Communication with Directors

The Board provides a process for shareholders to send communications to the Board or any of the directors. Shareholders may send written communications to the Board or any of the directors addressed to the Secretary of the Company at the address listed on the first page of this Proxy Statement. All communications will be compiled by the Secretary of the Company and submitted to the Board or the individual directors on a periodic basis.

AUDIT COMMITTEE REPORT

The duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board of Directors. Each of the members of the Audit Committee is independent, as defined by Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and in Rule 4200(a)(15) of the NASDAQ Marketplace Rules for issuers whose securities are listed on the NASDAQ Stock Market.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an audit of the Company’s consolidated financial statements and managements’ assessment on internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. It is the Audit Committee’s responsibility to monitor these processes. The Audit Committee reviewed and discussed with management the Company’s audited financial statements and management’s report on internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act.

In this context, the Audit Committee has reviewed and discussed with the Company’s independent public accounting firm the overall scope and plans for the independent audit. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. Discussions with the Company’s independent public accounting firm about the Company’s audited financial statements included the independent registered public accountants’ judgments about the quality, not just the acceptability of the application of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the independent registered public accountants other matters required by Statement on Auditing Standards (“SAS”) No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications.

The Company’s independent registered public accounting firm provided to the Audit Committee the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent registered public accounting firm and management the independent registered public accounting firm’s independence. In addition, the Audit Committee considered whether the other non-audit consulting services provided by the independent registered public accounting firm could impair the auditor’s independence and concluded that such services have not impaired the independent registered public accountants’ independence.

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm and the Audit Committee’s review of the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed with the SEC.

The Audit Committee

Edward E. Colson III	Barry E. Kaufman (Chair)	Richard C. White

This report by the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Exchange Act, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

EXECUTIVE OFFICERS AND KEY MANAGERS

Executive officers of the Company generally serve at the pleasure of the Board and are subject to annual appointment by the Board at its first meeting following the annual meeting of the shareholders. There are no arrangements or understandings between the Company and any executive officers pursuant to which such person has been selected as an officer, and no officer is related to any other officer or director of the Company. Information regarding Mr. Recatto is contained above under “Proposal 1. Election of Directors—Information About the Company’s Directors and Director Nominees.” The name, age and offices of the Company’s other executive officers and key managers as of April 14, 2009 are as follows:

NAME	AGE	POSITION
Ronald D. Mogel	57	Senior Vice President and Chief Financial Officer
Gregory B. Milton	47	Vice President and Chief Accounting Officer
Mark E. Stipe	46	Vice President and General Counsel
Lawrence J. Shaw	47	Vice President of Sales—Land and Offshore
John A. Harris	50	Vice President of OMNI Seismic Services
Steven P. Sellers	58	Vice President of Health Safety and Environmental
Nolan C. Vice, Jr.	50	Vice President of OMNI Land Rentals
Andy J. Dufrene	42	Vice President of OMNI Offshore Operations

Ronald D. Mogel joined the Company in January 2008 as Senior Vice President and Chief Financial Officer. Mr. Mogel joined the Company from Horizon Offshore, Inc. (“Horizon”), a Nasdaq listed company that was acquired by Cal Dive International, Inc. in December 2007. Mr. Mogel most recently served as Executive Vice President and Chief Financial Officer of Horizon. He also acted as Horizon’s Director and Vice President of International Accounting and Tax from 1999 to 2005. Previously, he served as the Vice President of Finance at Newpark Shipbuilding—Pecan Island, Inc., and from 1995 to 1998 he occupied the role of CFO at John E. Chance & Associates. Mr. Mogel earned a Bachelor of Science degree in accounting from the University of New Orleans, a Juris Doctorate from Loyola University School of Law, and an M.B.A. from the University of St. Thomas. He has also been a Certified Public Accountant since 1979.

Gregory B. Milton was appointed Chief Accounting Officer in January 2006. He was promoted to the position of Vice President and Chief Accounting Officer in May 2008. He joined the Company in November 2005 as its Director of Financial Reporting. From May 1983 through January 2005, Mr. Milton was employed by Broussard, Poche’, Lewis and Breaux, LLP, a large public accounting firm located in Louisiana. He became a partner in the firm’s auditing department in 1993. Mr. Milton is a certified public accountant with extensive experience in financial statement preparation and reporting, taxation, and computer software applications. He graduated from the University of Southwestern Louisiana (now University of Louisiana at Lafayette) with a Bachelor of Science degree in accounting and is a member of the Louisiana State Board of Certified Public Accountants, the American Institute of Certified Public Accountants and the Society of Louisiana Certified Public Accountants.

Mark E. Stipe joined the Company effective October 1, 2008 as Vice President and General Counsel. Prior to joining the Company, Mr. Stipe was an attorney with the Longman Russo law firm in Lafayette, Louisiana for eight years. Mr. Stipe served as special counsel to the Louisiana Public Service Commission and the Louisiana Office of the Lieutenant Governor. He also served as a special assistant attorney general. Mr. Stipe is a Certified Public Accountant and received his Juris Doctorate and Bachelor of Science degree from Louisiana State University.

Lawrence J. Shaw was a principal and owner at CHI for three years before the business was sold to the Company in March 2007. From 2000 to 2004, Mr. Shaw was a senior manager in the oil field services group of Philip Services Corporation. Mr. Shaw has in-depth knowledge of the oil and gas services industry and significant expertise in new business development. He received his Bachelors degree in education and environmental science from McNeese State University.

John A. Harris joined the Company in 2002 through its acquisition of AirJac Drilling, a division of Veritas Land DGC, where he held a similar position. He has more than 28 years of experience in transition zone and highland seismic drilling operations.

Steven P. Sellers held a variety of health, safety and environmental (“HSE”) positions in the Gulf Coast division and corporate HSE departments with Burlington Resources and ConocoPhillips prior to joining the Company in March 2008. He also held various regional and corporate HSE positions in his 21-year tenure with the Halliburton family of companies, including Halliburton, Welex, and Brown & Root. Mr. Sellers holds a Bachelors of Science degree in pharmacy from Northeast Louisiana University in Monroe, Louisiana. He is a Certified Safety Professional, a professional member of the American Society of Safety Engineers, and serves on the board of directors of the Acadiana Safety Association.

Nolan A. Vice, Jr. has more than 20 years of experience in international and domestic management. Prior to joining the Company in 2003, he was operations manager at Veritas DGC Land, Inc. At the Company he has served as international operations manager, general manager of Trussco, Inc., a subsidiary of the Company, general manager of business development, and as vice president of two of the Company’s operating divisions. His areas of expertise include business development, geophysical operations and oilfield equipment. His experience includes senior management responsibility throughout the world.

Andy J. Dufrene joined the Company through the acquisition of Trussco, Inc. in 2004. Prior to his tenure at Trussco he gained more than 17 years of experience in operations and management with Production Management, Inc. and Allwaste Environmental Services. He has significant experience in team supervision, project planning and coordination, financial forecasting and management, and marketing and business development. In addition, he has directed dockside relationships with major oilfield service companies and marketing strategies to enhance the growth of the operating segment.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The Company’s executive compensation policies are designed to reward the achievement of specific annual, long-term and strategic goals by the Company and to align executive’s interest with those of its shareholders by rewarding performance for achieving or exceeding established goals, with the ultimate objective of improving shareholder value. The Company seeks to provide aggregate compensation opportunities for its executives that are competitive in the business marketplace and that are based upon Company and individual performance. The Company’s foremost objectives are to:

•	align executive pay and benefits with the performance of the Company; and

•	attract, motivate, reward and retain the broad-based management talent required to achieve the Company’s corporate objectives.

The Board approves the appointment of members to the Compensation Committee (the “Committee”). During 2008, the Committee consisted of Messrs. Colson, Gerevas and White (Chair). After reviewing the qualifications of the current members of the Committee, and any relationships that they may have with the Company, the Board has determined that all of the members of the Committee are “independent” members of the Committee as independence is defined by Rule 10A-3 under the Exchange Act and Rule 4200(a)(15) of the NASDAQ Stock Market.

The Committee recommends to the Board the compensation for the Company’s executive officers and other key employees, administers the Incentive Plan and performs such other functions as may be prescribed by the Board. The Committee meets as often as it deems necessary to review and consider all elements of the Company’s executive officers’ compensation including base salary, incentive pay, long-term equity incentives, benefits and payout obligations under severance and change in control scenarios.

Benchmarking Tools

In 2006, the Committee engaged The Hay Group, an independent compensation consultant, to assist the Committee in the evaluation of executive compensation. In reviewing the appropriate range of overall compensation and the appropriate ranges of the components of compensation, the Committee used benchmarking tools and surveys presented by The Hay Group. The benchmarking tools and surveys presented by The Hay Group related to base compensation, short-term cash incentives and long-term non-cash incentives for executive officers. Surveys and proxies of a peer group of twelve companies comparable in size and nature of the business of the Company as identified by The Hay Group were used for comparison purposes (the “Comparison Group”). The Committee continues to use this peer group as a benchmarking tool for comparison purposes for evaluating the Company’s overall executive compensation program.

Compensation Elements

In the aggregate, the Company’s compensation program is designed to not only attract and retain desired employees in a highly competitive market, but also to reward quality individual contribution and overall Company performance. The Company’s philosophy is to match executive compensation with the performance of the Company and the individual by using several compensation components for the Company’s executives. The components of the Company’s compensation program for its executives consist of:

•	base salary;

•	annual performance-based incentives paid in cash;

•	long-term performance-based incentives paid in stock options and restricted stock; and

•	benefits.

The Committee believes that the various elements of the Company’s compensation program serve to support the overall objectives of the compensation program, and the Company considers several factors in making decisions to materially increase or decrease compensation either at the individual level or at the organizational level. At the individual level, those items considered include such things as employee performance, changes in scope of responsibility, contribution to the Company, changes in external market conditions and internal salary consistency. At the corporate level, the primary drivers of change in the compensation program include external market factors and overall Company performance.

The Company considers the overall business environment, Company circumstances, overall goals sought to be accomplished by the compensation adjustment, and the perceived desires of the executives and employees in allocating compensation adjustments between cash and non-cash compensation. Base salary adjustments are generally utilized to motivate employees in the immediate future and in the short term. Annual performance-based incentives paid in cash are utilized to award executives and employees for their contribution to the Company in recent periods while long-term performance-based equity incentives are utilized to cultivate loyalty and provide a sense of ownership among the executives and employees.

Compensation of many of the executives and key managers are set out in employment agreements. Determination of the amount of additional compensation in the form of performance-based incentives paid in cash are generally set out in the employment agreements and are based upon the accomplishment of certain pre-determined goals established in advance (i.e. levels of combined revenue, net income at the business unit level, personnel evaluations and statistics related to the Company’s HSE record). A portion of the performance-based incentives (generally 60% of the total incentive) is left to the discretion of the Committee.

Direct Compensation

Base Salary

In order to attract, motivate and retain the caliber of highly skilled, qualified employees that the Company believes is necessary for continued growth, the Company targets base salaries of the Named Executives (as defined in the “Summary Compensation Table” below) to be near the market median of the Comparison Group. Based on the information presented by The Hay Group report, the Committee adjusts annual base salaries where necessary so that the salary levels of all of the Named Executives are generally near the market median levels of salaries of the Comparison Group. The Company pays base salaries to its Named Executives under employment agreements. The employment agreements provide that the base salaries of the Named Executives cannot be decreased, but the Committee has sole discretion to determine any base salary increases.

In the fourth quarter of each year, the Committee, in collaboration with the Chief Executive Officer (with respect to all other executive officers), reviews and sets the compensation for the following year, including any increases under the employment agreements. Company management makes no recommendations as to the President and Chief Executive Officer’s compensation. For executive officers other than the President and Chief Executive Officer, the Committee receives additional recommendations from the Company’s President and Chief Executive Officer.

Due to the current economic climate, effective April 1, 2009, Mr. Recatto voluntarily reduced his annual base salary for 2009 by 20%.

Set forth below is a table showing the base salaries of the Named Executives at December 31, 2008:

NAME	2008 BASE SALARY
James C. Eckert (1)	$—
Brian J. Recatto (2)	$300,000
Ronald D. Mogel	$250,000
Lawrence J. Shaw	$175,000
John A. Harris	$199,800
Nolan C. Vice, Jr.	$199,800

(1)	Mr. Eckert resigned as President and Chief Executive Officer effective June 30, 2008, at which time he became a consultant to the Company. Until his retirement effective June 30, 2008, Mr. Eckert received an annual base salary of $250,000.
(2)	Mr. Recatto was appointed President and Chief Executive Officer effective July 1, 2008. From January 1, 2008 to November 30, 2008, Mr. Recatto’s base salary was $225,000. Effective December 1, 2008, his base salary increased to $300,000.

Employment Agreements. On December 31, 2007, the Company entered into an Amended and Restated Employment Agreement (the “Amended Agreement”) with Mr. Eckert. The Amended Agreement, which was effective until June 30, 2008, provided that Mr. Eckert would receive an annual base salary of $250,000, and he would be eligible to receive a bonus for 2007, which bonus was determined by the Compensation Committee of the Board before April 1, 2008. In connection with the Amended Agreement, the Company and Mr. Eckert entered into a Consulting Agreement effective December 31, 2007 (the “Consulting Agreement”). Under the terms of the Consulting Agreement, effective July 1, 2008, Mr. Eckert will serve as an independent contractor performing consulting services for the Company until June 30, 2009. The Consulting Agreement also contains a non-compete for a period of two years after the consulting services end. Pursuant to the Consulting Agreement, Mr. Eckert will be paid an aggregate of $1.2 million in quarterly payments of $100,000 each after an initial payment of $300,000 on January 1, 2009.

Effective January 2, 2008 and December 1, 2008, the Company entered into employment agreements with each of Messrs. Mogel and Recatto, respectively, which are in effect until January 1, 2012 and June 30, 2012, respectively. The agreements will be automatically extended for additional, successive one year periods at the expiration of their initial terms, unless either party gives notice of non-renewal as provided under the terms of the respective employment agreements. The annual base salaries under the employment agreements are $250,000 and $300,000 for each of Messrs. Mogel and Recatto, respectively. Both executives are eligible to receive an annual bonus. In 2008, each of Messrs. Mogel and Recatto were eligible to earn up to 125% of his annual salary through the achievement of targets determined by the Board upon approval of the 2008 OMNI Business Plan. The bonus is determined and if appropriate, awarded by the Board during each calendar year, but is paid following the closing of the Company’s books and records for each such calendar year, but not later than April 1 of the following calendar year. Mr. Recatto’s employment agreement also provides that if both parties agree, bonus payments may be in the form of restricted stock in lieu of cash.

Prior to the December 1, 2008 employment agreement, Mr. Recatto’s employment was governed by an employment agreement with the Company’s wholly-owned subsidiary, Charles Holston, Inc. Under this employment agreement, Mr. Recatto’s annual base salary was $225,000. Additionally, pursuant to this employment agreement, Mr. Recatto was eligible to receive an annual bonus if certain business targets, which are adjusted annually as described in the employment agreement, were met. A portion of the bonus (60%) was at the discretion of the Compensation committee and the remaining portion (40%) was calculated based upon certain targets being achieved, including combined revenue, combined net income at the business unit level, personnel evaluations for each business unit and combined statistics. The bonus was not to exceed 75% of Mr. Recatto’s annual base salary. The bonus was determined and if appropriate, awarded by the Board during each calendar year, but was paid following the closing of the Company’s books and records for each such calendar year, but not later than April 1 of the following calendar year.

The Company entered into an employment agreement effective September 23, 2006 with Mr. Harris that was in effect until December 31, 2008 and which has been extended for an additional one year period commencing on January 1, 2009. Mr. Harris’s employment agreement will be automatically extended for additional, successive one year periods unless the Company or Mr. Harris gives notice of non-renewal as provided under the terms of his employment agreement. Annual base salary under Mr. Harris’s employment agreement is $185,000 and Mr. Harris is eligible to receive an annual bonus if certain targets are met. The bonus targets are generated by the Chief Executive Officer, approved by the Board and presented to Mr. Harris on or before April 1 of each bonus year. The bonus is determined and, if appropriate, awarded by the Board during each calendar year, but is paid following the closing of the Company’s books and records for each such calendar year, but not later than April 1 of the following calendar year.

Mr. Shaw’s employment with the Company is governed by an employment agreement with CHI, effective February 28, 2007 and expiring on December 31, 2009. The agreement will be automatically extended for additional, successive one year periods, unless either party gives notice of non-renewal as provided under the terms of the employment agreement. Annual base salary under the agreement is $150,000 and Mr. Shaw is eligible to receive an annual bonus. The bonus targets are generated by the Chief Executive Officer, approved by the Board and presented to Mr. Shaw on or before April 1 of each bonus year. If a bonus is awarded by the Board, it will be paid following the closing of the Company’s books and records for each such calendar year, but not later than April 1 of the following calendar year.

Mr. Vice’s employment agreement with the Company, effective September 23, 2006, expired on December 31, 2008. Mr. Vice’s annual base salary under his agreement was $185,000 and he was eligible to receive an annual bonus if certain business targets generated by the Chief Executive Officer and approved by the Board were met. For 2008, the bonus was determined to be appropriate and was paid following the closing of the Company’s books and records for 2008. While the employment agreement with Mr. Vice was not renewed, Mr. Vice continues to be employed by the Company.

As discussed below, each of the Named Executives, other than Mr. Eckert, received an annual bonus based upon particular performance measures being met.

Annual Performance-Based Incentives Paid in Cash

In order to encourage and reward quality performance, the Company has developed an annual performance-based incentive program, which is paid in the form of a cash bonus. The Company believes that the program helps to focus its executive officers on financial and operational objectives that the Committee believes are primary drivers of the Company’s stock price over time. The annual performance-based incentives paid in cash to certain of the Named Executives are provided for in their employment agreements (see “Employment Agreements” above). In making the bonus determination, the Committee evaluates (i) benchmark data from the Comparison Groups as included in the June 2006 report from The Hay Group; (ii) the Company’s strategic initiatives; (iii) the ability of the positions to contribute to the profitability of the Company; (iv) the HSE statistics of the applicable departments; and (v) annual evaluations. Additionally, in 2008, the Committee used the following performance measures for all of the Named Executives:

•	Adjusted EBITDA;

•	Stock performance in comparison to the Company’s peer group; and

•	HSE performance record.

Set forth below is a table showing the bonuses awarded to the Named Executives for 2008 (paid in 2009):

NAME	2008 BONUS
James C. Eckert (1)	$—
Brian J. Recatto	$322,000
Ronald Mogel	$268,000
John A. Harris	$125,000
Lawrence J. Shaw	$112,500
Nolan C. Vice, Jr.	$75,000

(1)	Mr. Eckert resigned as President and Chief Executive Officer effective June 30, 2008, at which time he became a consultant to the Company.

Long-Term Incentive Compensation

In order to retain key officers and to create a linkage between those key officers, Company performance and shareholders’ interest, the Company has developed a long-term incentive program that awards either stock options or restricted stock. In determining the level of long-term incentive compensation, appropriate focus is given to the following factors:

•	appreciation of the Company’s stock price;

•	management of ongoing operations and implementation of strategic plan; and

•	the Company and individual’s relationship to the Comparison Group.

The Company believes that the grant of annual equity awards further links the interests of senior management and the Company’s shareholders. Therefore, the Company believes that the grant of stock options and the award of restricted stock are important components of annual compensation. The Company’s executive officers, including each of the Named Executives, are eligible to receive awards under the Incentive Plan. In the second quarter of each year, the Committee sets the components of the long-term incentive compensation for that year. The Committee considers several factors in determining whether awards are granted to an executive officer under the Incentive Plan. In addition to the factors referenced above regarding an executive officer’s overall compensation, factors include the executive’s position in the Company, his performance and responsibilities, the amount of options or other awards, if any, currently held by the officer, and their vesting schedule.

Stock options are granted at exercise prices equal to 100% of the fair market value of the Common Stock on the grant date. Stock options vest quarterly over a three year period at a rate of one-twelfth per quarter and expire ten years from the date of grant.

Upon his appointment as Chief Operating Officer in early 2008, the Company granted Mr. Recatto non-qualified options to purchase 200,000 shares of Common Stock, pursuant to the Incentive Plan. The 200,000 shares vest as to 16,660 shares at the close of each calendar quarter through December 31, 2010. In addition, the Company granted Mr. Recatto 37,500 restricted shares of Common Stock which vest at the rate of 3,125 shares at the close of each calendar quarter through December 31, 2010.

Upon the execution of his employment agreement in January 2008, the Company granted Mr. Mogel non-qualified options to purchase 100,000 shares of Common Stock, pursuant to the Incentive Plan. The 100,000 shares vest as to 6,250 shares at the close of each quarter during the initial term of his employment agreement. In addition, the Company granted Mr. Mogel 25,000 restricted shares of Common Stock which vest as follows: 6,248 shares on January 14, 2009; 1,562 shares on the close of each calendar quarter thereafter through September 30, 2011, and the remaining 1,570 shares on December 31, 2011.

The Company believes that the grant of these equity awards is in alignment with the Company’s overall compensation philosophy described above.

Indirect Compensation

Various employee benefits assist the Company in attracting, motivating and retaining employees in a competitive labor market. From time to time the Committee reviews the benefit plans. The Committee may recommend that the Company implement changes to existing plans or adopt new benefits. The Committee strives to meet the market median with respect to Company benefits.

Health and Welfare Benefits

The Company offers a standard range of health and welfare benefits to all employees, including the Named Executives. The benefits include: medical, prescription drug, vision and dental coverage, life insurance, and accidental death and dismemberment. Executive officers participate in these employee benefit plans generally available to all employees on the same terms as similarly situated employees.

Perquisites and other Personal Benefits

In order to attract, motivate and retain key officers, the Company approves certain perquisites to those officers whose job duties or positions justify a business need for such items. Perquisites for certain officers include Company-owned vehicles and/or a fixed monthly mileage allowance and certain living expenses. See “Summary Compensation Table” for values associated with these perquisites and other personal benefits for the Named Executives.

Auto allowances. Fixed monthly mileage allowance is awarded to those individuals whose job duties routinely require them to be out of the office either calling on customers or visiting various sites within the organization. Company-owned vehicles are offered to members of the executive team and to regional or divisional managers. These officers may elect to receive a fixed monthly mileage allowance in lieu of using a Company-owned vehicle. The fixed monthly mileage allowance can be as little as $300 per month up to a maximum of $1,000 per month, depending on the position and anticipated business usage.

Living expenses. In order to facilitate effective management, the Company provided meals and housing during the week for Messrs. Eckert and Harris, each of whom live in Mississippi but spent the workweek in Louisiana during 2008. The cost of providing the meals and housing is determined using per diem rates as determined by the Internal Revenue Service for the meal component ($39 per day per employee for 200 days) and rental estimates for the housing component ($350 per month per employee). Mr. Harris has continued to receive this indirect compensation while Mr. Eckert stopped receiving the compensation upon his retirement effective June 30, 2008.

Retirement Plans

The Company believes that financial security during retirement can be as important as financial security before retirement. Consistent with the Company’s desire to provide financial security in retirement, the Company also offers a 401(k) plan to its employees, including its executive officers. The Company provides a 25% match of a portion of the contributions made by employees on a voluntary basis.

The amounts contributed by the Company to 401(k) plan matching accounts of the Named Executives for additional contributions for fiscal years 2008 and 2007 were $9,659 and $3,880, respectively. The amount of contribution made by the Company on behalf of the Named Executives as the employer matching contribution on the 401(k) portion of the Company’s 401(k) averages less than 1% of base salaries.

Change in Control/Severance Agreements

The Company has employment agreements with each of the Named Executives other than Messrs. Eckert and Vice. Under the terms of these employment agreements, if the employment of the Named Executive is terminated, other than for cause (as defined below under “Executive Compensation—Potential Payments Upon Termination or Change in Control—Equity Acceleration”) and such Named Executive is not in breach of the obligations under his respective employment agreement, the Company shall pay (i) the annual base salary in effect in semi-monthly payments for the remainder of the contract period (in the case of Mr. Shaw) or twelve months, whichever is greater, (ii) vacation pay earned but not taken to the date of such termination, and (iii) except for Mr. Shaw, annual bonus prorated to the date of termination. In addition, other than Mr. Shaw’s, the agreements provide that the stock options granted under the employment agreements will vest upon such termination without cause.

Mr. Mogel’s employment agreement provides that upon a Change in Control (as defined below under “Executive Compensation—Potential Payments Upon Termination or Change in Control—Equity Acceleration”) all options and restricted stock granted to him under his employment agreement will vest immediately.

Under the terms of Mr. Eckert’s Consulting Agreement with the Company, upon a Change in Control (as defined below under “Executive Compensation—Potential Payments Upon Termination or Change in Control—Equity Acceleration”) the aggregate remaining payments due under the agreement will be accelerated and paid in full on the date of the change in control.

The Incentive Plan provides that upon a Change in Control (as defined below under “Executive Compensation— Potential Payments Upon Termination or Change in Control—Equity Acceleration”) all of the Named Executive’s outstanding stock-based compensation awards (including options, restricted stock and other stock-based awards) will automatically become fully exercisable, all restrictions or limitations will lapse and all performance criteria and other conditions relating to the payment of such award will be deemed to be achieved or waived by the Company, without the necessity of any action by any person.

Executive Compensation Policies

Securities Trading Policy. The Board has included in the Company’s Code of Ethics a section which addresses the subject of insider trading. The provisions of the Code of Ethics expressly prohibit directors, officers or other employees from trading, either directly or indirectly, after becoming aware of material nonpublic information related to the Company. The Code of Ethics provides guidance as to what constitutes material information and when information becomes public. It also addresses transactions by family members as well as other transactions which may be prohibited. The Code of Ethics also discussed the consequences of an insider trading violation and mentions additional trading restrictions and certain reporting requirements applicable to directors, officers and designated key employees. The Company’s Code of Ethics is available on the Company’s corporate website at http://www.omnienergy.com on the “Home” page under “About OMNI” and then under “Code of Ethics”.

Recoupment of Equity Awards Policy. Performance-based equity awards are granted after the achievement of certain levels of performance, and these awards typically include a vesting period for ownership. This practice negates the need for a recoupment policy for equity awards.

Policy on the Re-pricing of Stock Options. Stock options are granted at the fair market value on the date of the grant and may be repriced at the discretion of the Compensation Committee.

Policy on Timing Stock Award. The timing of stock awards must be consistent with guidelines established in a stock program, such as the Incentive Plan, that the Committee approves prior to the awarding of any grant. The Committee approves the grant prior to the stock being awarded in the event of a requested special stock award or the awarding of stock or stock options to a new hire.

Policy on Hedging the Economic Risks of Equity Ownership. There is no policy regarding hedging the economic risks of equity ownership for the executive team or Directors of the Company and the Company does not engage in this practice.

Recoupment of Incentives Policy. There is no policy regarding the recoupment of incentives for the Company’s executives or Directors.

Policy on Deductibility of Compensation Over $1 Million. Unless compensation is performance based, Section 162(m) of the Internal Revenue Code, enacted in 1993, imposes a limit of $1 million on the amount that a publicly held corporation may deduct in any year for the compensation paid or accrued with respect to its chief executive officer and each of its four other most highly compensated executive officers. None of the Company’s executive officers currently receives compensation exceeding the limits imposed by Section 162(m). While the Committee cannot predict with certainty how the Company’s executive compensation might be affected in the future by Section 162(m) or applicable tax regulations issued, the Committee intends to try to preserve the tax deductibility of all executive compensation while maintaining the Company’s executive compensation program as described in this Compensation Discussion and Analysis.

Policies on the Impact of Accounting/Tax Treatments on any Elements of Compensation. The Company’s stock-based compensation policy applies to all forms of stock-based compensation including stock options, restricted stock units, and share units. All stock-based compensation is accounted for under the fair-value method as required by United States generally accepted accounting principles. The expense associated with stock based compensation is recognized over the vesting period of each individual arrangement.

The fair value of each stock option award is estimated on the date of grant using the Black-Scholes option valuation model. The fair value of restricted stock is based on the fair value at the date of grant. The fair value of each performance based share unit is estimated based on expected performance goals being attained and using the current public market price of the Company’s common stock at the end of each reporting period.

Policy on assessing past stock awards in determining future awards. The value, or lack of value, realized from at-risk awards granted in prior years is not taken into account by the Committee in the process of setting compensation for the current year. The Committee believes that doing so would be inconsistent with the underlying reasons for the use of at-risk compensation. If current year awards were increased to recover from below-target performance in prior years or decreased to account for above-target performance in prior years, the Committee would be diluting or eliminating the link between performance and award. Recipients would have little incentive to improve performance if it meant decreased target awards in the future, or if the negative consequences for poor performance would be cushioned by increases in the target value of future awards. Additionally, the value realized from equity-based awards granted in prior periods depends in large measure on when the recipient decides to realize that value by exercising options or by selling vested shares of stock. The Committee does not believe it would be appropriate to adjust future grants in light of these types of individual decisions.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with the management of the Company. Based on this review and discussion, we recommend to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

The Compensation Committee

Edward E. Colson, III	Ronald E. Gerevas	Richard C. White (Chair)

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation of the Company’s (i) former Chief Executive Officer, (ii) current Chief Executive Officer, (iii) Chief Financial Officer, and (iv) the other three most highly compensated executive officers of the Company who were serving as executive officers at the end of 2008 (collectively, the “Named Executives”) for the year ended December 31, 2008.

NAME AND PRINCIPAL POSITION	YEAR	SALARY			BONUS (1)		STOCK AND OPTION AWARDS (2)		ALL OTHER COMPENSATION (3)		TOTAL
James C. Eckert (4)	2008		$111,346			$—		$1,366,000		$7,940		$1,485,286
President and Chief Executive Officer	2007 2006	$ $	250,000 265,385	(5)	$ $	125,000 175,000	$ $	— 34,377	$ $	15,880 291,054	$ $	390,880 765,816

Brian J. Recatto (6)	2008		$262,500			$322,000		$165,267		$5,492		$755,259
President and Chief Executive Officer	2007 2006	$ $	151,154 —		$ $	75,000 —	$ $	— —	$ $	5,100 —	$ $	231,254 —

Ronald D. Mogel (7)	2008		$240,385			$268,000		$62,000		$13,433		$583,818
Senior Vice President and Chief Financial Officer	2007 2006	$ $	— —		$ $	— —	$ $	— —	$ $	— —	$ $	— —

John A. Harris	2008		$199,800			$125,000		$90,350		$12,000		$427,150
Vice President of Seismic Drilling Operations	2007 2006	$ $	193,539 159,423		$ $	150,000 135,417	$ $	71,691 53,598	$ $	12,000 12,000	$ $	427,230 360,438

Lawrence J. Shaw	2008		$160,096			$112,500		$13,445		$9,808		$295,849
Vice President of Sales and Marketing	2007 2006	$ $	148,269 —		$ $	50,000 —	$ $	— —	$ $	5,100 —	$ $	203,369 —

Nolan C. Vice, Jr.	2008		$199,800			$75,000		$121,447		$2,594		$398,841
Vice President of OMNI Land Rentals	2007 2006	$ $	193,539 154,615		$ $	75,000 135,417	$ $	101,851 63,848	$ $	— —	$ $	370,390 353,880

(1)	The bonus amounts reflect amounts earned in the year reported and paid in March or April of the subsequent year.
(2)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with SFAS No. 123(R) of awards pursuant to the Incentive Plan and thus include amounts from awards granted in and prior to 2008. Assumptions used in the calculation of this amount for fiscal years ended December 31, 2008 are included in Footnote 1 to the Company’s audited financial statements for the fiscal year ended December 31, 2008, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 13, 2009.
(3)	For 2006, this column indicates amounts for various benefits and perquisites provided to the Named Executives. For Mr. Eckert, the amount includes a tax equalization payment of $278,491 required by his original employment agreement resulting from the exercise of certain grant of stock options. For Messrs. Eckert and Harris, the amount includes $12,000 each representing the estimated value of living expenses paid on their behalf by the Company. Additionally, Mr. Eckert received $3,880 in the form of Company 401(k) matching contributions.

For 2007, this column indicates amounts for various benefits and perquisites provided to the Named Executives. For Messrs. Eckert and Harris, the amount includes $12,000 each representing the estimated value of living expenses paid on their behalf by the Company. Additionally, Mr. Eckert received $3,880 in the form of Company 401(k) matching contributions. Mr. Recatto received $5,100 in the form of automobile allowances.

For 2008, this column indicates amounts for various benefits and perquisites provided to the Named Executives. For Messrs. Eckert and Harris, the amount includes $6,000 and $12,000 each, respectively, representing the estimated value of living expenses paid on their behalf by the Company. Additionally, Messrs. Eckert, Mogel and Vice received $1,940, $5,125 and $2,594, respectively, in the form of Company 401(k) matching contributions. Messrs. Recatto, Mogel and Shaw received $5,492, $8,308 and $9,808, respectively, in the form of automobile allowances.

(4)	Mr. Eckert retired from the Company effective June 30, 2008. He was retained by the Company as an independent contractor/consultant until June 30, 2009.
(5)	This amount includes $15,385 of salary deferred at December 31, 2005 and paid in 2006.
(6)	Mr. Recatto was appointed President and Chief Executive Officer effective July 1, 2008. Mr. Recatto served as Chief Operating Officer from December 1, 2007 until his appointment as President and Chief Executive Officer. Mr. Recatto began his employment with the Company in March 2007.
(7)	Mr. Mogel’s employment with the Company began in January 2008.

Grants Of Plan-based Awards

The Company maintains the Incentive Plan for all of its officers and employees, which is administered by the Compensation Committee. An aggregate of 4,250,000 shares are issuable under the Incentive Plan.

The following table sets forth information concerning each grant of an award made to a Named Executive in 2008 under the Company’s equity plans:

NAME	GRANT DATE	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTION	EXERCISE OR BASE PRICE OF OPTION AWARDS	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS (3)
James C. Eckert (1)	—	—	$—	$—
Brian J. Recatto (2)	January 14,2008	200,000	$4.62	$496,000
Ronald D. Mogel	January 14, 2008	100,000	$4.62	$248,000
John A. Harris.	May 15, 2008	20,000	$4.81	$53,800
Lawrence J. Shaw	May 15, 2008	20,000	$4.81	$53,800
Nolan C. Vice, Jr.	May 15, 2008	20,000	$4.81	$53,800

(1)	Mr. Eckert retired from the Company effective June 30, 2008. He was retained by the Company as an independent contractor/consultant until June 30, 2009.
(2)	Mr. Recatto was appointed President and Chief Executive Officer effective July 1, 2008.
(3)	The amounts in this column reflect the grant data fair value in accordance with SFAS No. 123(R).

Outstanding Equity Awards At Fiscal Year-end

The following table sets forth information concerning unexercised options; stock that has not vested; and equity incentive plan awards outstanding as of December 31, 2008 for each of the Named Executives.

	OPTION AWARDS				STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS		OPTION EXERCISE PRICE	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)
	EXERCISABLE (#)	UNEXERCISABLE (#)
James C. Eckert (1)	—	—	—	—	—	—
Brian J. Recatto (2)	66,640	133,360	$4.62	1/14/2018	37,500	$44,625

Ronald D. Mogel	25,000	75,000	$4.62	1/14/2018	25,000	$29,750

John A. Harris	2,502	—	$2.32	11/5/2013	—	—
	30,000	—	$2.59	7/28/2015	—	—
	22,915	2,085	$5.14	4/11/2016	—	—
	14,577	10,423	$10.04	4/17/2017	—	—
	4,998	15,002	$4.81	5/15/2018	—	—

	74,992	27,510			—	—

Lawrence J. Shaw	4,998	15,002	$4.81	5/15/2018	—	—

Nolan C. Vice, Jr.	9,167	—	$2.32	11/5/2013	—	—
	24,000	—	$2.59	7/28/2015	—	—
	54,996	5,004	$5.14	4/11/2016	—	—
	14,577	10,423	$10.04	4/17/2017	—	—
	4,998	15,002	$4.81	5/15/2018	—	—

	107,738	30,429			—	—

(1)	Mr. Eckert retired from the Company effective June 30, 2008. He was retained by the Company as an independent contractor/consultant until June 30, 2009.
(2)	Mr. Recatto was appointed President and Chief Executive Officer effective July 1, 2008.

For a detailed discussion of the material factors of the Named Executives’ compensation see the “Compensation Discussion and Analysis” beginning on page 12 of this Proxy Statement.

Option Exercises and Stock Vested

The following table sets forth information concerning the exercise of stock options and the vesting of stock awards during 2008 by the Named Executives, and the fiscal year-end value of unexercised options.

	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE	VALUE REALIZED ON EXERCISE	NUMBER OF SHARES ACQUIRED ON VESTING	VALUE REALIZED ON VESTING
James C. Eckert (1)	—	—	400,000	$1,366,000
Brian J. Recatto	—	—	—	—
Ronald D. Mogel	—	—	—	—
John A. Harris.	—	—	—	—
Lawrence J. Shaw	—	—	—	—
Nolan C. Vice, Jr.	—	—	—	—

(1)	Mr. Eckert retired from the Company effective June 30, 2008. He was retained by the Company as an independent contractor consultant until June 30, 2009.

Potential Payments Upon Termination or Change in Control

As described in Compensation Discussion and Analysis, the employment agreements with certain Named Executives and the Incentive Plan provide for certain compensation in the event of such Named Executive’s employment terminates or upon a change in control. The amount of compensation that would have been payable to each such Named Executive effective December 31, 2008 is listed in the table below. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different.

NAME	TERMINATION BY THE COMPANY WITHOUT CAUSE	CHANGE IN CONTROL
James C. Eckert (1)	$—	$1,200,000

Brian J. Recatto
Base salary (2)	$1,050,000	$—
Annual Performance-based incentive	322,000	—
Vacation pay	23,077	—
Long-term incentives	48,750	48,750

Total	$1,443,827	$48,750

Ronald D. Mogel
Base salary (2)	$750,000	$—
Annual Performance-based incentive	268,000	—
Vacation pay	19,231	—
Long-term incentives	32,500	32,500

Total	$1,069,731	$32,500

John A. Harris
Base salary (2)	$199,800	$—
Annual Performance-based incentive	125,000	—
Vacation pay	15,369	—
Long-term incentives	—	—

Total	$340,169	$—

Lawrence J. Shaw
Base salary (3)	$185,000	$—
Annual Performance-based incentive	112,500	—
Vacation pay	13,462	—
Long-term incentives	—	—

Total	$310,962	$—

Nolan C. Vice, Jr. (4)
Base salary	$—	$—
Annual Performance-based incentive	75,000	—
Vacation pay	—	—
Long-term incentives	—	—

Total	$75,000	$—

(1)	Mr. Eckert retired from the Company effective June 30, 2008, but he would have received the payment on December 31, 2008 upon a change in control of the Company in accordance with his Consulting Agreement.
(2)	Under the terms of the employment agreements discussed above, if the employment of the Named Executive is terminated, other than for cause (as defined in the respective employment agreements and below) and such Named Executive is not in breach of the obligations under his respective employment agreement, the Company shall pay (i) the annual base salary in effect in semi-monthly payments for the remainder of the contract period or twelve months, whichever is greater, (ii) vacation pay earned but not taken to the date of such termination, and (iii) annual bonus prorated to the date of termination. In addition, the agreements provide that the stock options granted under the employment agreement will vest upon such termination without cause.

(3)	Under the terms of Mr. Shaw’s employment agreement, if his employment is terminated, other than for cause (as defined in his employment agreement and below) and Mr. Shaw is not in breach of his obligations under his employment agreement, the Company shall pay (i) his annual base salary then in effect in semi-monthly payments in accordance with CHI’s normal payroll practices until December 31, 2009 and (ii) vacation pay earned but not taken.
(4)	While the employment agreement for Mr. Vice expired on December 31, 2008, he continues to be employed with the Company.

The information below describes the assumptions that were used in creating the table above.

Termination by the Company without Cause

Under the employment agreements, a Named Executive will be entitled to the benefits as described in the table above if the Named Executive’s employment is terminated by the Company for reasons other than “cause.” Generally, a termination is for “cause” if it is for any of the following reasons:

•

the conviction of, the indictment for (or its procedural equivalent), or the entering of a guilty plea or plea of no contest with respect to, any felony, the equivalent thereof, or any crime or offense causing harm to the Company or any of its affiliates (whether or not for personal gain) or involving acts of theft, fraud, embezzlement, moral turpitude or similar conduct;

•	the commission (or attempted commission) of an act of fraud upon the Company or any of its affiliates;

•	the misuse or diversion (or attempted misuse or diversion) of the Company’s or any of its affiliates’ funds or property;

•	fraudulent or willful and material misrepresentation or concealment on any written report submitted to the Company or any of its affiliates;

•	misconduct or failure to adhere to any written policy of the Company or any of its affiliates;

•	breach of the individual employment agreements, or failure to perform material duties assigned thereunder or the habitual neglect thereof;

•

the appropriation (or attempted appropriation) of a material business opportunity of the Company or any of its affiliates, including attempting to secure or securing personal profit in connection with any transaction entered into on behalf of the Company or any of its affiliates;

•

the engagement in any conflict of interest with the Company or any of its affiliates (except as otherwise provided in the employment agreement) without compliance with the Company’s conflict of interest policy, if any, then in effect;

•	the engagement, without the prior written approval of the Board, in any activity or venture which competes with the domestic business of the Company or any of its affiliates;

•	the engagement in any behavior or conduct which would constitute a material violation of the provisions of the Company’s insider trading policy or business ethics policy, if any, then in effect;

•	the engagement in any behavior or conduct which, in the judgment of the Board, is detrimental to or harms the business or reputation of the Company or any of its affiliates; or

•	the engagement by or acceptance of employment with another company or entity.

Equity Acceleration

Employment Agreements. Under the employment agreements of Messrs. Recatto, Mogel and Shaw, in the event of a termination of their respective employment by the Company other than for “cause” or, for Messrs. Recatto and Mogel, upon a “Change in Control” of the Company, such Named Executive will be entitled to full vesting of all of his outstanding stock options and restricted stock awards granted to him under his respective employment agreement.

Incentive Plan. Under the Incentive Plan, if there is a “Change in Control” of the Company, all stock based compensation awards (including options, restricted stock and other stock-based awards) will automatically become fully exercisable, all restrictions or limitations will lapse and all performance criteria and other conditions relating to the payment of such award will be deemed to be achieved or waived by the Company, without the necessity of any action by any person.

Under the Incentive Plan a “Change in Control” generally means (a) with certain exceptions, the acquisition of beneficial ownership of more than 50% of the outstanding shares of Common Stock; (b) with certain exceptions, a change in the majority of the Board serving as directors as of the date of the adoption of the Incentive Plan; (c) the consummation of a business combination transaction approved by the Company’s shareholders where (i) the beneficial owners of the Common Stock and voting securities entitled to vote generally in the election of directors immediately prior to the business combination transaction own less than 50% of the then outstanding shares of common stock and the combined voting power of the corporation resulting from such business combination transaction (the “Surviving Corporation”), (ii) with certain exceptions, a person is the beneficial owner of 30% or more of the outstanding shares of common stock or the combined voting power of the outstanding voting securities of the Surviving Corporation, and (iii) less than a majority of the members of the board of directors of the Surviving Corporation were members of the Board at the time of the execution of the business combination agreement, or of the action of the Board, providing for the business combination transaction; or (d) approval by the Company’s shareholders of a complete liquidation or dissolution.

Non-compete, Non-solicitation and Confidentiality Agreements.

As a condition to each Named Executive’s entitlement to receive the payments referenced in the table above, the Named Executive is required to execute a waiver of claims against the Company and shall be bound by the terms of the non-competition, non-solicitation, confidentiality, business opportunity and intellectual property provisions contained in each of the employment agreements or consulting agreement, as applicable. The non-competition provisions prohibit the Named Executives, from:

•

engaging in or carrying on, directly or indirectly, either in their individual capacity or as a member of a partnership or as a shareholder, investor, owner, officer or director of a company or other entity, or as an employee, agent, associate or consultant of any person, partnership, corporation or other entity, any business in Texas, Louisiana, Mississippi, and in the case of Messrs. Recatto and Milton, Utah, Alabama, Arkansas and Wyoming, or any parish or county thereof (including, but not limited to, the Parishes and Counties specifically listed in the exhibits to their respective employment agreements) or the offshore waters within 100 miles of the coast of either such state that directly competes with any services or products produced, sold, provided, conducted or developed, by the Company on the date of termination of their employment including the services specifically described in the exhibits to their respective employment agreements, or

•	holding a 5% or greater ownership interest in any class of securities registered under the Exchange Act.

The non-solicitation provisions prohibit the Named Executives, whether for the Named Executive’s own account or the account of any person, from:

•

soliciting, employing, or otherwise engaging as an employee, independent contractor, or otherwise, any person who is an employee of the Company or any of its affiliates or in any manner inducing or attempting to induce any employee of the Company and any such affiliate to terminate employment with the Company or such affiliate; or

•

interfering with the Company’s, or any of its affiliate’s, relationship with any person, including any person who at any time during the employee’s employment with the Company was an employee, contractor, supplier or customer of the Company or any such affiliate.

Messrs. Recatto, Mogel, Shaw and Eckert are bound by the non-competition and non-solicitation agreements during their employment (or engagement in the case of Mr. Eckert) with the Company and for a period of two years after the termination of their employment (or engagement in the case of Mr. Eckert) for any reason (including non-renewal) with the Company. However, in the event Mr. Recatto’s employment is terminated after June 30, 2011 for any reason other than for cause, he will be bound by the non-competition and non-solicitation agreements for only one year following his termination of employment with the Company. Mr. Harris is bound by the non-competition and non-solicitation agreements during his employment with the Company and for a period of one year after the termination of his employment for any reason (including non-renewal) with the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee has at any time been an officer or employee of the Company or any of its subsidiaries and none of these directors serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board or Committee.

During 2008, no executive officer of the Company served as (i) a member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee, or (iii) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about the Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans as of December 31, 2008, including the Incentive Plan and the Amended OMNI Energy Services Corp. 1999 Stock Option Plan.

PLAN CATEGORY	(A) NUMBER OF SECURITIES TO BE ISSUED UPON THE EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	(B) WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	(C) NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMNS (A) & (B))	(D) TOTAL OF SECURITIES REFLECTED IN COLUMNS (A) & (C)
Equity Compensation Plans Approved by Shareholders	3,787,224	$5.59	462,776	4,250,000
Equity Compensation Plans Not Approved by Shareholders	42,909	$0	57,091	100,000

Total	3,830,133	$5.59	519,867	4,350,000

Plan Not Approved by Stockholders. In January 1999, the Company approved the Amended OMNI Energy Services Corp. 1999 Stock Option Plan (the “Option Plan”) to provide for the grant of options to purchase shares of Common Stock to the Company’s non-officer employees in lieu of year-end cash bonuses. The Option Plan is intended to increase stockholder value and advance the Company’s interests by providing an incentive to employees and by increasing employee awareness of the Company in the marketplace. Under the Option Plan, the Company may grant options to any of its employees with the exception of officers of the Company. The options become exercisable immediately with respect to one-half of the shares, and the remaining one-half are exercisable one year following the date of the grant. The exercise price of any stock option granted may not be less than the fair market value of the Common Stock on the effective date of the grant. A total of 100,000 shares of Common Stock are authorized, of which 42,909 remain available for issuance at December 31, 2008.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 14, 2009, unless otherwise indicated below, certain information regarding beneficial ownership of Common Stock by (i) each of the Named Executives, (ii) each director and nominee for director of the Company, (iii) all of the Company’s directors and executive officers as a group, and (iv) each shareholder known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, all as in accordance with Rule 13d-3 under the Exchange Act. Unless otherwise indicated, the Company believes that the shareholders listed below have sole investment and voting power with respect to their shares based on information furnished to the Company by such shareholders.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING COMMON STOCK
Dennis Sciotto 7315 El Fuerte Street Carlsbad, CA 92009	8,265,206	(1)	30.5%

Dennis R. Sciotto Family Trust 7315 El Fuerte Street Carlsbad, CA 92009	8,214,609	(2)	30.4%

Edward E. Colson, III 2646 Marmol Court Carlsbad, CA 92009	1,043,818	(3)	4.9%

Edward Colson, III Trust	1,016,818	(4)	4.8%
Ronald E. Gerevas	70,000	(5)	*
Barry E. Kaufman	44,400	(6)	*
Richard C. White	94,230	(7)	*
James C. Eckert	834,904	(8)	4.0%
Brian J. Recatto	264,904	(9)	1.3%
Ronald D. Mogel	98,750	(10)	*
John A. Harris	80,826	(11)	*
Lawrence J. Shaw	6,664	(12)	*
Nolan C. Vice, Jr	131,491	(13)	*
All directors, executive officers as a group (15 persons)	11,063,132	(14)	38.6%

*	Less than one percent.

(1)	Includes shares held by the Dennis R. Sciotto Family Trust referred to in footnote (2). Mr. Sciotto is the trustee for the Trust referred to in footnote (2). Also includes (i) 25,000 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of April 9, 2009 and (ii) shared voting power with respect to 25,597 shares of Common Stock.
(2)	Includes sole voting power with respect to 8,214,609 shares of Common Stock which includes (i) 2,001,538 shares issuable upon conversion of Series C Preferred Stock, (ii) 4,028,000 shares issuable upon the exercise of warrants currently exercisable and (iii) 336,919 shares issuable upon conversion of Series C Preferred Stock dividends paid in kind.

(3)	Includes shares held by the Edward Colson III Trust referred to in footnote (4). Mr. Colson is the trustee for the Trust referred to in footnote (4) below. Also includes (i) 25,000 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of April 9, 2009 and (ii) 2,000 shares owned by virtue of his 25% ownership in Carlsbad Equity Group.
(4)	Includes sole voting power with respect to 1,016,818 shares of Common Stock which includes (i) 257,436 shares issuable upon conversion of Series C Preferred Stock, (ii) 424,000 shares issuable upon the exercise of warrants currently exercisable and (iii) 35,382 shares issuable upon conversion of Series C Preferred Stock dividends paid in kind.
(5)	Includes 25,000 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of April 9, 2009.
(6)	Includes 35,000 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of April 9, 2009.
(7)	Includes 75,000 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of April 9, 2009.
(8)	Includes (i) 89,744 shares issuable upon conversion of Series C Preferred Stock, (ii) 142,000 shares issuable upon the exercise of warrants currently exercisable, (iii) 15,896 shares issuable upon conversion of Series C Preferred Stock dividends paid in kind and (iv) 400,000 shares of restricted stock.
(9)	Includes (i) 30,256 shares issuable upon conversion of Series C Preferred Stock, (ii) 83,300 shares issuable upon exercise of options currently exercisable or exercisable within 60 days of April 9, 2009 and (iii) 54,000 shares of restricted stock.
(10)	Includes (i) 31,250 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of April 9, 2009 and 25,000 shares of restricted stock.
(11)	Includes 80,826 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of April 9, 2009.
(12)	Includes 6,664 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of April 9, 2009.
(13)	Includes 116,491 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of April 9, 2009.
(14)	Includes 7,916,645 shares that such persons have the right to receive upon the conversion of Series C Preferred Stock, the exercise of warrants and the exercise of options currently exercisable or exercisable within 60 days of April 9, 2009, shares issuable upon conversion of Series C Preferred Stock dividends paid in kind, and shares of restricted common stock.

PROPOSAL NO. 2.

TO APPROVE AN AMENDMENT TO THE SEVENTH AMENDED AND RESTATED OMNI ENERGY SERVICES CORP. STOCK INCENTIVE PLAN

On April 13, 2009, the Compensation Committee recommended to the Board that the shareholders approve an amendment to the Seventh Amended and Restated OMNI Energy Services Corp. Stock Incentive Plan to increase the number of shares available for issuance under the Incentive Plan from 4,250,000 to 5,750,000 shares (the “Amendment”). Attached hereto as Appendix A is a copy of the Incentive Plan, as amended and restated and approved by the Board, and as submitted to the shareholders for their approval.

The Board believes that approval of the proposed amendment will allow the Company to continue to provide management, directors and employees with a proprietary interest in the growth and performance of the Company while aligning the interests of management with those of shareholders, and allow the Company continued flexibility to compete in the market for talented leaders when such needs arise.

General

The Board believes that the growth of the Company depends significantly upon the efforts of its officers, directors and key employees and that such individuals are best motivated to put forth maximum effort on behalf of the Company if they own an equity interest in the Company. In accordance with this philosophy, in 1997 the Board adopted and the shareholders approved the Incentive Plan. The shareholders previously approved amendments to the Incentive Plan increasing the number of shares issuable thereunder to 666,667 in April 1999, 1,000,000 in September 2001, 1,500,000 in September 2003, 2,500,000 in November 2004, 2,750,000 in June 2006 and 4,250,000 in August 2007. Under the Incentive Plan, key employees, officers, directors, and consultants and advisors to the Company (the “Eligible Persons”) are eligible to receive (i) incentive and non-qualified stock options; (ii) restricted stock; and (iii) other stock-based awards (“Incentives”) when designated by the Compensation Committee. Directors who are not also employees of the Company (“Outside Directors”) also receive option grants under the Incentive Plan as described under “Formula Options for Outside Directors,” below, without action by the Compensation Committee. Presently, all employees of the Company and the Outside Directors are eligible to participate in the Incentive Plan.

As of April 9, 2009, 473,149 shares of Common Stock remained available for future grants and awards under the Incentive Plan (excluding any additional shares that might become available as a result of future forfeitures, expirations or other terminations of awards under the Plan), all of which may be issued as stock options, restricted stock, or other stock-based awards. Through such date, no shares are reserved for issuance pursuant to outstanding stock option grants to employees and officers under the Incentive Plan, 1,758,087 shares have been issued pursuant to stock option awards previously granted to employees and officers under the Incentive Plan, an aggregate of 491,500 shares of restricted stock have been issued under the Incentive Plan, and an aggregate of 1,527,264 shares have been or will be issued pursuant to automatic awards of stock and stock options to Outside Directors in exchange for their service as members of the Board of Directors.

Shares Issuable Pursuant to the Incentive Plan

The number of shares of Common Stock that currently are authorized and available for issuance under the Incentive Plan is 4,250,000. The Amendment to the Incentive Plan would increase this limit by 1,500,000 shares. Of the 5,750,000 shares, all of the shares would be available for issuance pursuant to awards in the form of stock options, restricted stock or other stock-based awards, as described below, and no more than 500,000 shares would be available for issuance to a single participant in one calendar year. If the shares of Common Stock that are subject to an award are not issued or cease to be issuable because the award is reacquired by the Company, terminated, forfeited or cancelled unexercised, those shares will then become available for future awards. The number of shares authorized and available for issuance under the Incentive Plan is subject to adjustment in the event of a stock split, stock dividend, recapitalization, or other change in the Common Stock.

Administration of the Incentive Plan

The Compensation Committee administers the Incentive Plan and has authority to award Incentives under the Incentive Plan, to interpret the Incentive Plan, to establish rules or regulations relating to the Incentive Plan, to make any other determination that it believes necessary or advisable for the proper administration of the Incentive Plan and to delegate its authority as appropriate. With respect to participants not subject to Section 16 of the Securities Exchange Act of 1934 or Section 162(m) of the Code, the Compensation Committee may delegate its authority to grant Incentives under the Incentive Plan to appropriate personnel of the Company.

Amendments to the Incentive Plan

The Board may amend or discontinue the Incentive Plan at any time, except that any amendment that would materially increase the benefits under the Incentive Plan, materially increase the number of securities that may be issued through the Incentive Plan or materially modify the eligibility requirements must be approved by the shareholders. Except in limited circumstances no amendment or discontinuance of the Incentive Plan may change or impair any previously-granted Incentive without the consent of the recipient thereof.

In addition, the Compensation Committee has the authority to cause any incentive granted under the Incentive Plan to be cancelled in consideration of a cash payment or alternative incentive made to the holder of the cancelled incentive equal in value to the cancelled incentive. The determination of such value will be made by the Compensation Committee in its sole discretion.

Types of Incentives

Stock Options. A stock option is a right to purchase Common Stock from the Company. The Compensation Committee may grant non-qualified stock options or incentive stock options to purchase shares of Common Stock. The Committee will determine the number and exercise price of the options, provided that the option exercise price may not be less than the fair market value of the Common Stock on the date of grant. The term of the options, and the time or times that the options become exercisable, will also be determined by the Committee, provided that the term of an incentive stock option may not exceed 10 years.

The option exercise price may be paid in cash, check, in shares of Common Stock that, unless otherwise permitted by the Compensation Committee, have been held for a least six months, or through a broker-assisted exercise.

Incentive stock options will be subject to certain additional requirements necessary in order to qualify as incentive stock options under Section 422 of the Code.

Restricted Stock. Restricted stock consists of shares of Common Stock that are transferred to a participant for past services but subject to restrictions regarding their sale, pledge or other transfer by the participant for a specified period (the “Restricted Period”). The Compensation Committee has the power to determine the number of shares to be transferred to a participant as restricted stock. All shares of restricted stock will be subject to such restrictions as the Compensation Committee may designate in the incentive agreement with the participant, including, among other things, that the shares of Common Stock are required to be forfeited or resold to the Company in the event of termination of employment or in the event specified performance goals or targets are not met. A Restricted Period of at least one year is required, except that if vesting is subject to the attainment of performance goals, a minimum Restricted Period of six months is required.

Subject to the restrictions provided in the incentive agreement, each participant receiving restricted stock will have the rights of a shareholder with respect thereto, including voting rights and rights to receive dividends. To the extent that restricted stock is intended to vest based upon the achievement of pre-established performance goals rather than solely upon continued employment over a period of time, the performance goals pursuant to which the restricted stock shall vest must be any or a combination of the following performance measures: earnings per share, return on assets, an economic value added measure, shareholder return, earnings, stock price, return on equity, return on total capital, HSE performance, reduction of expenses or increase in cash flow of the Company, a division of the Company or a subsidiary. For any performance period, such performance objectives may be measured on an absolute basis or relative to a group of peer companies selected by the Compensation Committee, relative to internal goals or relative to levels attained in prior years.

Other Stock-Based Awards. The Compensation Committee is authorized to grant to Eligible Persons another stock-based award (“Other Stock-Based Award”), which consists of an award, the value of which is based in whole or in part on the value of shares of Common Stock, other than a stock option or a share of restricted stock. Other Stock-Based Awards may be awards of shares of Common Stock or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock. The Compensation Committee determines the terms and conditions of any such Other Stock-Based Award and may provide that such awards would be payable in whole or in part in cash. Except in the case of an Other Stock-Based Award granted in assumption of or in substitution for an outstanding award of a company acquired by the Company or with which the Company combines, the price at which securities may be purchased pursuant to any Other Stock-Based Award or the provision, if any, of any such award that is analogous to the purchase or exercise price, may not be less than 100% of the fair market value of the securities to which such award relates on the date of grant. An Other Stock-Based Award may provide the holder thereof with dividends or dividend equivalents, payable in cash or shares of Common Stock on a current or deferred basis. Other Stock-Based Awards intended to qualify, as “performance-based compensation” must be paid based upon the achievement of pre-established performance goals. The performance goals pursuant to which Other Stock-Based Awards may be earned must be any or a combination of the following performance measures: earnings per share, return on assets, an economic value added measure, shareholder return, earnings, stock price, return on equity, return on total capital, HSE performance, reduction of expenses or increase in cash flow of the Company, a division of the Company or a subsidiary. For any performance period, such performance goals may be measured on an absolute basis or relative to a group of peer companies selected by the Compensation Committee, relative to internal goals or relative to levels attained in prior years. The grant of an Other Stock-Based Award to a participant will not create any rights in such participant as a shareholder of the Company, until the issuance of shares of Common Stock with respect to such Other Stock-Based Award.

Formula Options for Outside Directors

Each Outside Director is granted non-qualified options to purchase 10,000 shares of Common Stock, at such time as he first becomes a member of the Board. In addition, for as long as the Incentive Plan remains in effect and shares of Common Stock remain available for issuance thereunder each Outside Director will be automatically granted a non-qualified stock option to purchase 5,000 shares of Common Stock on the date following the annual meeting of shareholders of the Company, without action on the part of the Compensation Committee. These options become exercisable one year after grant and have exercise prices equal to the fair market value of a share of Common Stock on the date of grant. Director options expire ten years after the date of grant, except that to the extent otherwise exercisable, director options must be exercised within three months from termination of Board service or, in the event of death, disability or retirement on or after reaching age 65, within eighteen months thereafter.

Change of Control

All outstanding stock options granted under the Incentive Plan will automatically become fully exercisable, all restrictions or limitations on any Incentives, including without limitation restricted stock, will lapse and all performance criteria and other conditions relating to the payment of Incentives will be deemed to be achieved or waived by the Company upon (i) approval by the shareholders of the Company of a reorganization, merger or consolidation of the Company or sale of all or substantially all of the assets of the Company, unless (x) all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding Common Stock and voting securities entitled to vote, generally in the election of directors immediately prior to such transaction, have direct or indirect beneficial ownership, respectively, of more than 50% of the then outstanding shares of common stock and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the resulting corporation; (y) except to the extent that such ownership existed prior to the transaction, no person (excluding any corporation resulting from the transaction or any employee benefit Incentive Plan or related trust of the Company or the resulting corporation) beneficially owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of the resulting corporation or 30% or more of the combined voting power of the then outstanding voting securities of the resulting corporation; or (z) a majority of the board of directors of the resulting corporation were members of the Company’s board of directors at the time of the execution of the initial agreement or of the action of the Board providing for the transaction; (ii) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; (iii) a person or group of persons becoming the beneficial owner of more than 50% of the Company’s Common Stock (subject to certain exceptions); or (iv) the individuals who as of the adoption of the Incentive Plan constitute the Board (the “Incumbent Board”) or who subsequently become a member of the Board, with the approval of at least a majority of the directors then comprising the Incumbent Board other than in connection with an actual or threatened election contest, cease to constitute at least a majority of the Board (each, a “Significant Transaction”).

The Compensation Committee also has the authority to take several actions regarding outstanding Incentives upon the occurrence of a Significant Transaction, including (i) requiring that all outstanding options remain exercisable only for a limited time, (ii) making equitable adjustments to Incentives as the Compensation Committee deems in its discretion necessary to reflect the Significant Transaction or (iii) providing that an option under the Incentive Plan shall become an option relating to the number and class of shares of stock or other securities or property (including cash) to which the participant would have been entitled in connection with the Significant Transaction, if the participant had been immediately prior to the Significant Transaction the holder of record of the number of shares of Common Stock then covered by such options.

Transferability of Incentives

Incentives are transferable only by will and by the laws of descent and distribution, except that stock options may also be transferred pursuant to a domestic relations order, to immediate family members, to a family partnership, to a family limited liability company or to a trust for the sole benefit of immediate family members, if permitted by the Compensation Committee and if provided in the Incentive agreement or an amendment thereto.

Payment of Withholding Taxes in Stock

A participant may, but is not required to, satisfy his or her withholding tax obligation by electing to have the Company withhold, from the shares the participant would otherwise receive upon exercise or vesting of an Incentive, shares of Common Stock having a value equal to the amount required to be withheld. This election must be made prior to the date on which the amount of tax to be withheld is determined and is subject to the Compensation Committee’s right of disapproval.

New Plan Benefits

In general, the awards that will be granted to eligible participants under the Incentive Plan are subject to the discretion of the Compensation Committee and, therefore, are not determinable at this time. However, the Incentive Plan provides that each Outside Director will receive annually non-qualified options to purchase 5,000 shares of Common Stock. See the “Director Compensation Table” on page 5 for a summary of such grants for 2008.

Federal Income Tax Consequences

Under existing federal income tax provisions, a participant who receives stock options or who receives shares of restricted stock that are subject to restrictions that create a “substantial risk of forfeiture” (within the meaning of Section 83(b) of the Code) will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes, in the year such Incentive is granted.

When a non-qualified stock option granted pursuant to the Incentive Plan is exercised, the employee will realize ordinary income measured by the difference between the aggregate fair market value of the shares of Common Stock on the exercise date and the aggregate purchase price of the shares of Common Stock as to which the option is exercised, and, subject to Section 162(m) of the Code, the Company will be entitled to a deduction in the year the option is exercised equal to the amount the employee is required to treat as ordinary income.

An employee generally will not recognize any income upon the exercise of any incentive stock option, but the excess of the fair market value of the shares at the time of exercise over the option price will be an item of adjustment, which may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax imposed by Section 55 of the Code. An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired pursuant to the exercise of an incentive stock option, provided the employee does not dispose of such stock within either two years from the date of grant or one year from the date of exercise of the incentive stock option (the “required holding periods”). An employee disposing of such shares before the expiration of the required holding period will recognize ordinary income generally equal to the difference between the option price and the fair market value of the stock on the date of exercise. The remaining gain, if any, will be capital gain. The Company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the Common Stock received upon exercise before the expiration of the required holding periods.

An employee who receives restricted stock will normally recognize taxable income on the date the shares become transferable or no longer subject to substantial risk of forfeiture or on the date of their earlier disposition. The amount of such taxable income will be equal to the amount by which the fair market value of the shares of Common Stock on the date such restrictions lapse (or any earlier date on which the shares are disposed of) exceeds their purchase price, if any. An employee may elect, however, to include in income in the year of purchase or grant the excess of the fair market value of the shares of Common Stock (without regard to any restrictions) on the date of purchase or grant over its purchase price. Subject to the limitations imposed by Section 162(m) of the Code, the Company will be entitled to a deduction for compensation paid in the same year and in the same amount as income is realized by the employee. Dividends currently paid to the participant will be taxable compensation income to the participant and deductible by the Company.

A participant who receives a stock award under the Incentive Plan will realize ordinary income in the year of the award equal to the fair market value of the shares of Common Stock covered by the award on the date it is made and, subject to Section 162(m) of the Code, the Company will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income.

When the exercisability or vesting of an Incentive granted under the Incentive Plan is accelerated upon a change of control, any excess on the date of the change in control of the fair market value of the shares or cash issued under Incentives over the purchase price of such shares may be characterized as “parachute payments” (within the meaning of Section 280G of the Code) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the “base amount” for such employee. The base amount generally is the average of the annual compensation of such employee for the five years preceding such change in ownership or control. An “excess parachute payment” with respect to any employee, is the excess of the present value of the parachute payments to such person, in the aggregate, over and above such person’s base amount. If the amounts received by an employee upon a change in control are characterized as parachute payments, such employee will be subject to a 20% excise tax on the excess parachute payments pursuant to Section 4999 of the Code, and the Company will be denied any deduction with respect to such excess parachute payments.

This summary of federal income tax consequences does not purport to be complete. Reference should be made to the applicable provisions of the Code. There also may be state and local income tax consequences applicable to transactions involving Incentives.

Vote Required

The affirmative vote of a majority of the votes present and entitled to vote at the Annual Meeting, including shares of Common Stock issuable upon conversion of the Series C Preferred Stock, will be required to approve the Amendment. Abstentions will be counted as votes against this proposal. Broker non-votes will be counted as not present and not cast with respect to this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSED AMENDMENT TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE INCENTIVE PLAN FROM 4,250,000 TO 5,750,000 SHARES.

PROPOSAL NO. 3

TO VOTE, ON AN ADVISORY BASIS, FOR THE COMPANY’S ABILITY TO REPLACE AND REPRICE OPTIONS ISSUED UNDER THE SEVENTH AMENDED AND RESTATED OMNI ENERGY SERVICES CORP. STOCK INCENTIVE PLAN

The Company believes that both the Company and its shareholders benefit from transparency with respect to corporate governance philosophy and compensation objectives. As such, the Board has approved and recommended that the Company submit to its shareholders, for a non-binding advisory vote, the Compensation Committee’s ability to replace and reprice stock options issued under the Incentive Plan. The outcome of this advisory vote will provide the Board and the Compensation Committee important information about shareholder views on the Compensation Committee’s proposed plan to replace and reprice stock options issued under the Incentive Plan as further described below. The Compensation Committee intends to replace and reprice stock options issued under the Incentive Plan that are currently held by some of the Company’s employees, including executive officers and consultants, and directors with exercise prices above the current market price of the Company’s Common Stock for a lesser number of shares of Common Stock to be issued under the Incentive Plan. If a majority of the votes cast on this matter are not cast in favor of this Proposal No. 3, the Board and the Compensation Committee will reconsider the plan to replace and reprice stock options as described below.

General

The Company awards stock options under the Incentive Plan in order to attract, incentivize and retain the services of its management, key employees, Outside Directors and consultants. In addition, the Company believes that equity-based compensation aligns the interests of its employees, directors and consultants with those of its shareholders. The Company’s long-term compensation program is broad-based, with over 19% of its employees participating. The Board has determined that many of the Company’s employees, officers, consultants and directors have outstanding stock options with exercise prices that are significantly higher than the current market price of the Company’s common stock. As a result, these options have little or no current value as an incentive to retain and motivate the Company’s employees, officers, consultants and directors.

The Compensation Committee and the Board have determined that it would be in the best interest of the Company and its shareholders to conduct an option replacement and repricing program pursuant to which the Compensation Committee will replace outstanding underwater options (i.e., options with exercise prices higher than the Company’s current stock price) for new stock options intended to be of equivalent value but covering significantly fewer shares (the “Replacement Program”). On April 9, 2009, the Company’s employees, officers, consultants and directors held stock options to purchase 1,527,264 shares of the Company’s common stock with exercise prices ranging from $2.25 to $10.13 per share, and a weighted average exercise price of $5.59 per share as compared to the closing price per share of the Company’s common stock on the Nasdaq Global Market on that day of $1.26. The Compensation Committee and the Board believe that the reduction in share price is due, in large part, to the contraction in the worldwide economy, and in the energy sector in particular. All of the Company’s outstanding options are underwater. The Compensation Committee and the Board believe that the proposed Replacement Program would create better incentives for the Company’s employees, officers, consultants and directors to remain with the Company and contribute to the Company’s business and financial objectives. The Company’s failure to implement the Replacement Program for its active employees, officers, consultants and directors may force the Company to consider cash alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the individual talent critical to the Company’s future success.

The Company’s shareholders originally approved the Incentive Plan in 1997. The Incentive Plan expressly permits the Compensation Committee to cancel any incentive award granted under the Incentive Plan in consideration of a cash payment or an alternative award made to the participant of the cancelled award equal in value to the cancelled award. The determination of the value of the incentive award is left to the sole discretion of the Compensation Committee. Therefore, the Company is not required to submit to its shareholders this proposal regarding the Compensation Committee’s ability to replace and reprice stock options issued or to be issued under the Incentive Plan. However, the Board has determined that it would be prudent and a good corporate governance practice to submit this Proposal No. 3 to an advisory vote of the Company’s shareholders.

Stock Options Eligible for the Replacement Program

It is the current intention of the Compensation Committee that only currently outstanding options issued under the Incentive Plan and held by current employees, officers, consultants and directors and have an exercise price above the closing price of the Company’s Common Stock on May 29, 2009 be eligible for the Replacement Program. These options are referenced as the “Subject Options.” All other terms of the Subject Options will remain unchanged. Regardless of whether this Proposal No. 3 is approved, on an advisory basis, by shareholders, the Compensation Committee will continue to have sole discretion to implement the Replacement Program and to determine which currently outstanding stock options are eligible for the Replacement Program.

The Replacement Program

On May 29, 2009, the Subject Options held by current employees, officers and directors will be replaced with a number of new stock options (“New Stock Options”) intended to have a value equal to the value of the Subject Options (determined in accordance with the option valuation described below), based on the closing price of the Common Stock on May 29, 2009. The fair value of the Subject Options will be determined immediately prior to the modification using the Black-Scholes option pricing model where the variables considered will include the current per share stock price, the exercise price of the Subject Option, the expected life of the Subject Option (assumed to be 65% of the nominal remaining life), the risk free rate as determined by the US Treasury associated with the 7-year Treasury Bill, and the six month volatility of the Company’s per share stock price. Likewise, the fair value of the New Stock Options will be determined using the Black-Scholes option pricing model where the variables considered will include the current per share stock price, the exercise price of the New Stock Option (assumed to be the closing price of the Common Stock on May 29, 2009), the expected life of the New Stock Option (assumed to be 65% of the nominal remaining life which is to be unchanged from the Subject Options), the risk free rate as determined by the US Treasury associated with the 7-year Treasury Bill, and the six month volatility of the Company’s per share stock price. The value of the Subject Options will be determined using the Black-Scholes option pricing model. Accordingly, the actual number of New Stock Options that replace the Subject Options will vary based on the exercise price and remaining terms of the Subject Option, as well as the fair market value and volatility of the Common Stock used for purposes of the valuation. The exercise price of the New Stock Options will be the closing price of the Common Stock on May 29, 2009. The Replacement Program is intended to result in the issuance of New Stock Options that have a value approximately equal to or less than the value of the Subject Options they replace. Using this Black-Scholes option pricing model, reducing the exercise price of the Subject Options alone would result in increased value to the current holders but a corresponding reduction in quantity of outstanding units as New Stock Options will offset what would have been increased value on a per unit basis. This will eliminate any additional compensation cost that the Company must recognize on the New Stock Options.

The following example illustrates (A) the number of New Stock Options an optionholder would receive for Subject Options assuming (i) the number of shares of Common Stock underlying the Subject Options, (ii) the exercise price of the Subject Option as set forth below, and (iii) the closing price of the Common Stock on May 29, 2009 is $1.30 per share, and (B) that the New Stock Options will have a value approximately equal to the value of the Subject Options.

		Black Scholes Value of Subject Option				Black Scholes Value of New Options
Number of Shares Underlying Subject Options	Current Exercise Price of a Subject Option	Per Option	Aggregate (1)	Closing Stock Price at Date of Replacement	Number of Shares Underlying New Options	Per Option	Aggregate (1)
283,672	$10.04	$0.41	$115,596	$1.30	130,193	$0.89	$115,596
343,373	$ 4.81	$0.65	$221,544	$1.30	238,454	$0.93	$221,545
300,000	$ 4.62	$0.64	$190,590	$1.30	207,859	$0.92	$190,590
191,924	$ 5.14	$0.50	$ 95,175	$1.30	112,807	$0.84	$ 95,175

(1)	Differences due to rounding

Other Considerations

In making its recommendation with respect to this Proposal No. 3, the Board considered that some shareholder advocacy groups have been critical of stock option repricing in that, employees, officers, consultants and directors, who may be at least partially responsible for a decrease in the market price of a company’s stock, may be deemed to have been rewarded by the repricing of their options. In addition, the Board considered that the incentive aspect of stock options may be lessened if employees come to expect a repricing of their stock options whenever there is a material decrease in the market price of the stock underlying the options.

After careful deliberation on the position of shareholder advocacy groups, both the Board and the Compensation Committee concluded that the reduction in share price of the Common Stock in this instance is not due to the actions of the Company’s employees, officers, consultants or directors. Rather, the Board and the Compensation Committee determined that the primary reason for decline in the Company’s share price is due to factors outside of the control of the Company’s employees, officers, consultants and directors – namely, the contraction in the domestic and worldwide economies, and in the energy sector in particular. As such, the Board and Compensation Committee do not believe that this one time Replacement Program rewards actions of the Company’s employees, officers, consultants and directors that shareholder advocacy groups would consider to be against the best interest of shareholders.

Accounting Treatment

The Company has adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123(R), or FAS 123(R), Share-Based Payment. Under FAS 123(R), a modification of the terms or conditions of an equity award shall be treated as an exchange of the original award for a new award for accounting purposes. Accordingly, the Company will recognize the unamortized compensation cost of the Subject Options, as well as any incremental compensation cost of the New Stock Options, ratably over the vesting period of the New Stock Options. The incremental compensation cost will be measured as the excess, if any, of the fair value of each New Stock Option granted to employees in replacement of Subject Options, measured as of the date the New Stock Options are granted, over the fair value of the Subject Options replaced by the New Stock Options, measured immediately prior to the replacement. Because it is the Board and Compensation Committee’s intent that the fair value of Subject Options will be equal to the fair value of the options replacing them, the Company does not expect to recognize any significant incremental compensation expense for financial reporting purposes as a result of the Replacement Program. In the event that any of the New Stock Options are forfeited prior to their vesting due to termination of service, the incremental compensation cost for the forfeited New Stock Options will not be recognized; however, the Company would recognize any unamortized compensation expense from the Subject Options which would have been recognized under the original vesting schedule.

U.S. Federal Income Tax Consequences.

The following is a summary of the anticipated material U.S. federal income tax consequences of the Replacement Program. The Company expects that for each participating employee the Replacement Program will be treated as a non-taxable event for U.S. federal income tax purposes. The U.S. federal income tax for the Company will not be affected by the Replacement Program, and the Company expects the Replacement Program to be treated as a non-taxable event to the Company for U.S. federal income tax purposes. However, on the exercise of a Subject Option, the amount that the Company may recognize as a deduction, consistent with the amount that an employee then recognizes in income, will be determined, in part, by reference to the repriced value of the Subject Option.

Possible Estoppel Effect of Failure to Vote Against Proposal No. 3

While the vote on this Proposal No. 3 is advisory and will not be binding, the Company strongly encourages its shareholders to mark, sign, date and promptly return the enclosed proxy card so that the shares held by its shareholders may be voted in accordance with each shareholder’s wishes. Further, a shareholder failing to vote against this Proposal No. 3 may later be estopped from filing a legal claim for relief regarding the Replacement Program.

Vote Required

The affirmative vote, on an advisory basis, of a majority of the votes present and entitled to vote at the Annual Meeting, including shares of Common Stock issuable upon conversion of the Series C Preferred Stock, will be required to approve this proposal. Abstentions will be counted as votes against this proposal. Broker non-votes will be counted as not present and not cast with respect to this proposal.

As discussed above, the Company is not required to submit to a vote of its shareholders this proposal relating to the Compensation Committee’s ability to replace and reprice stock options issued or to be issued under the Incentive Plan. However, the Board has determined that it would be prudent and a good corporate governance practice to submit this Proposal No. 3 to a vote, on an advisory basis, by the Company’s shareholders. The outcome of this advisory vote will provide the Board and the Compensation Committee important information about shareholder views on the Replacement Program. In addition, by submitting this Proposal No. 3 to the Company’s shareholders for an advisory vote, the Board is providing further transparency with respect to its compensation objectives and philosophy. Because the vote on this Proposal No. 3 is advisory, it will not be binding. If a majority of votes cast on this matter are not cast in favor of this Proposal No. 3, the Board and the Compensation Committee will reconsider the Replacement Program. Nevertheless, the Board and the Compensation Committee may, in its discretion, ultimately proceed with the Replacement Program if they conclude that the Replacement Program is in the best interest of the Company and its shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE, ON AN ADVISORY BASIS, “FOR” THE COMPANY’S ABILITY TO REPLACE AND REPRICE STOCK OPTIONS ISSUED UNDER THE INCENTIVE PLAN.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

The following is a summary of the fees billed to the Company by Pannell Kerr Forster of Texas, P.C. (“PKF”), the Company’s independent registered public accounting firm, for professional services rendered for the fiscal years ended December 31, 2008 and December 31, 2007:

	FISCAL YEAR ENDED
	2008	2007
Audit Fees (1)	$597,202	$537,565
Audit Related Fees (2)	—	—

	597,202	537,565

Tax Fees (3)	5,315	7,715
All Other Fees (4)	—	—

	5,315	7,715

Total Fees	$602,517	$545,280

(1)	Audit fees represent fees for professional services rendered in connection with the engagement to audit and report on the consolidated financial statements, review of the Company’s quarterly and annual consolidated financial statements, and required statutory audits of certain subsidiaries. Includes fees related to the annual audit, Sarbanes-Oxley compliance, and review of Form 10-K of $495,691 and $447,371 for 2008 and 2007, respectively, fees related to the quarterly Form 10-Q’s of $96,784 and $79,833 for 2008 and 2007, respectively, fees related to other SEC filings (Registration Statements, Form 8-Ks, etc.) of $4,726 and $10,362 for 2008 and 2007, respectively
(2)	No audit related fees were billed by PKF to the Company for the years ended December 31, 2008 and 2007.
(3)	Includes fees for tax consulting services and tax compliance services.
(4)	No other services were rendered PKF to the Company for the years ended December 31, 2008 and 2007.

Pre-Approval Policy

The Audit Committee has adopted a policy to require pre-approval of all audit and non-audit services provided by the Company’s principal accounting firm. All of the services in 2008 and 2007 under the audit fees, audit related fees, tax fees and all other fees sections in the table above were pre-approved by the Audit Committee. The Audit Committee has established a policy intended to clearly define the scope of services performed by the Company’s independent registered public accounting firm for non-audit services. This policy relates to audit services, audit-related services, tax and all other services which may be provided by the Company’s independent registered public accounting firm and is intended to assure that such services do not impair the auditor’s independence. The policy requires the pre-approval by the Audit Committee of all services to be provided by the Company’s independent registered public accounting firm. Under the policy, the Audit Committee will annually review and pre-approve the services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval from the Audit Committee or its designee. In addition, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated is required to report to the Audit Committee at its next meeting any services which such member or members has approved. The policy also provides that the Audit Committee will pre-approve the fee levels for all services to be provided by the independent registered public accounting firm. Any proposed services exceeding these levels will require pre-approval by the Audit Committee.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Change in Independent Auditors

On March 25, 2009, the Audit Committee and the Board determined that it would be in the best interests of the Company to dismiss PKF as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009 and any quarterly periods therein. PKF was notified of this action on March 25, 2009.

The reports of PKF on the Company’s financial statements for the fiscal years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the fiscal years ended December 31, 2008 and 2007, and through March 25, 2009, there have been no disagreements with PKF on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of PKF, would have caused them to make reference to the subject matter of the disagreements in their reports on the financial statements for such years. During the fiscal years ended December 31, 2008 and 2007, and through March 25, 2009, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided PKF with a copy of the foregoing disclosures and requested that PKF furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of such letter was filed as Exhibit 16.1 to the Form 8-K disclosing this change in independent registered public accountant.

Ratification of Appointment of Independent Registered Public Accounting Firm

The Board has appointed Grant Thornton L.L.P. (“Grant Thornton”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009 and the quarterly periods therein. While the Company is not required to have shareholders ratify the selection of Grant Thornton as its independent registered public accounting firm, the Board considers the selection of the independent registered public accounting firm to be an important matter and is therefore submitting the selection of Grant Thornton for ratification by shareholders as a matter of good corporate practice.

During the fiscal years ended December 31, 2008 and 2007, and through the date of the appointment of Grant Thornton as the Company’s independent auditors for fiscal year 2009, the Company did not consult with Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided by Grant Thornton to the Company that Grant Thornton concluded was an was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Board recommends that shareholders vote in favor of ratifying Grant Thornton as the Company’s independent registered public accounting firm for 2009. If shareholders do not ratify selection of the Company’s independent registered public accounting firm, the audit committee will reconsider the appointment of Grant Thornton at the appropriate time. The Company anticipates, however, that there would be no change in its independent registered public accounting firm made for 2009 if shareholders do not ratify the selection of Grant Thornton because of the practical difficulty and expense associated with making such a change mid-year. Even if shareholders ratify the selection of Grant Thornton the Audit Committee and the Board may, in its discretion, change the Company’s independent registered public accounting firm at any time if they determine that it would be in the best interests of the Company to do so.

A PKF representative is not expected to be present at the Annual Meeting. A Grant Thornton representative is expected to be present at the annual meeting to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

TRANSACTIONS WITH RELATED PERSONS

The Board reviews all relationships and transactions in which the Company and its directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. As matters come up, the Company relies on its corporate legal counsel to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based upon the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in the Company’s proxy statement. In addition, the Audit Committee reviews and approves or ratifies any related person transaction that is required to be disclosed.

On May 17, 2005, the Company entered into a Securities Purchase Agreement with certain of its affiliates and executive officers to issue up to $5.0 million of Series C Preferred Stock. The Series C Preferred Stock is convertible into shares of Common Stock at a conversion price of $1.95 per share and includes detachable five-year warrants to purchase up to 6,550,000 additional shares of Common Stock at exercise prices ranging between $1.95 and $3.50 per share. A portion of the 9% dividend obligation related to the Series C Preferred Stock has been satisfied through the issuance of payment-in-kind (“PIK”) dividends. The PIK dividends may be paid through the issuance of additional shares of Series C Preferred Stock. These additional shares of preferred stock do not have warrants attached to them.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. With respect to the year ended December 31, 2008, the Company believes that all filing requirements applicable to the Company’s directors, executive officers, and 10% shareholders have been met.

PROXY SOLICITATION

The cost of soliciting proxies hereunder will be borne by the Company. Proxies may be solicited by mail, personal interview and/or telephone. Banks, brokerage houses and other nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse them for their expenses in so acting.

SHAREHOLDER PROPOSALS

Under the rules of the Securities and Exchange Commission, in order to be considered for inclusion in next year’s proxy statement, all shareholder proposals must be submitted in writing by December     , 2009 to OMNI Energy Services Corp., 4500 NE Evangeline Thruway, Carencro, Louisiana 70520, Attention: Secretary. The notice should contain the text of any proposal, the name and address of the shareholder as it appears in the books of the Company, the number of common shares of the Company that are beneficially owned by the shareholder, and any material interest of the shareholder in such business. If a shareholder submits a proposal for consideration at the 2010 annual meeting after December     , 2009, the Company’s proxy for the 2010 annual meeting may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for the 2010 annual meeting.

ANNUAL REPORT OF FORM 10-K

The Annual Report to shareholders covering the year ended December 31, 2008 either has been mailed to each shareholder entitled to vote at the Annual Meeting or accompanies this proxy statement. The Annual report is also available at www.omnienergy.com.

MATTERS TO BE PRESENTED

The persons designated as proxies to vote shares at the Annual Meeting intend to exercise their judgment in voting such shares on other matters that may properly come before the Annual Meeting. As of the date of this Proxy Statement, management is not aware of any matters to be presented for action at the Annual Meeting except matters discussed in the Proxy Statement.

By Order of the Board of Directors

Staci L. Marcelissen, Secretary

Carencro, Louisiana

April     , 2009

Appendix A

EIGHTH AMENDED AND RESTATED

OMNI ENERGY SERVICES CORP.

STOCK INCENTIVE PLAN

1. Purpose. The purpose of the Stock Incentive Plan (the “Plan”) of OMNI Energy Services Corp. (“OMNI”) is to increase shareholder value and to advance the interests of OMNI and its subsidiaries (collectively, the “Company”) by furnishing a variety of economic incentives (the “Incentives”) designed to attract, retain and motivate key employees, officers and directors and to strengthen the mutuality of interests between such employees, officers and directors and OMNI’s shareholders. Incentives consist of opportunities to purchase or receive shares of common stock, $.01 par value per share, of OMNI (the “Common Stock”), on terms determined under the Plan. As used in the Plan, the term “subsidiary” means any corporation of which OMNI owns (directly or indirectly) within the meaning of Section 425(f) of the Internal Revenue Code of 1986, as amended (the “Code”), 50% or more of the total combined voting power of all classes of stock.

2. Administration.

2.1. Composition. The Plan shall be administered by the Compensation Committee of the Board of Directors of OMNI or by a subcommittee thereof (the “Committee”). The Committee shall consist of not fewer than two members of the Board of Directors, each of whom shall (a) qualify as a “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934 (the “1934 Act”) or any successor rule, and (b) qualify as an “outside director” under Section 162(m) of the Code.

2.2. Authority. The Committee shall have plenary authority to award Incentives under the Plan, to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate, to enter into agreements with participants as to the terms of the Incentives (the “Incentive Agreements”) and to make any other determination that it believes necessary or advisable for the proper administration of the Plan. Its decisions in matters relating to the Plan shall be final and conclusive on the Company and participants. The Committee may delegate its authority hereunder to the extent provided in Section 3 hereof. The Committee shall have authority to award Incentives under the Plan to directors who are not also employees of the Company (“Outside Directors”).

3. Eligible Participants. Key employees and officers of the Company (including officers who also serve as directors of the Company), directors, consultants and advisors to the Company shall become eligible to receive Incentives under the Plan when designated by the Committee. Employees may be designated individually or by groups or categories, as the Committee deems appropriate. With respect to participants not subject to Section 16 of the 1934 Act or Section 162(m) of the Code, the Committee may delegate to appropriate personnel of the Company its authority to designate participants, to determine the size and type of Incentives to be received by those participants and to determine or modify performance objectives for those participants.

4. Types of Incentives. Incentives may be granted under the Plan to eligible participants in any of the following forms, either individually or in combination, (a) incentive stock options and non-qualified stock options; (b) restricted stock; and (c) other stock-based awards (“Other Stock-Based Awards”).

5. Shares Subject to the Plan.

5.1. Number of Shares. Subject to adjustment as provided in Section 10.5, a total of 5,750,000 shares of Common Stock are authorized to be issued under the Plan. Subject to adjustment as provided in Section 10.5, Incentives with respect to no more than 500,000 may be granted through the Plan to a single participant in one calendar year. In the event that an Incentive granted hereunder expires or is terminated or cancelled prior to exercise or payment, any shares of Common Stock that were issuable thereunder may again be issued under the

Plan. In the event that shares of Common Stock are issued as Incentives under the Plan and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan. If an Other Stock-Based Award is to be paid in cash by its terms, the Committee need not make a deduction from the shares of Common Stock issuable under the Plan with respect thereto. If and to the extent that an Other Stock-Based Award may be paid in cash or shares of Common Stock, the total number of shares available for issuance hereunder shall be debited by the number of shares payable under such Incentive, provided that upon any payment of all or part of such Incentive in cash, the total number of shares available for issuance hereunder shall be credited with the appropriate number of shares represented by the cash payment, as determined in the sole discretion of the Committee. Additional rules for determining the number of shares granted under the Plan may be made by the Committee, as it deems necessary or appropriate.

5.2. Type of Common Stock. Common Stock issued under the Plan may be authorized and unissued shares or issued shares held as treasury shares.

6. Stock Options. A stock option is a right to purchase shares of Common Stock from OMNI. Stock options granted under this Plan may be incentive stock options or non-qualified stock options. Incentive stock options may be granted only to employees of the Company. Any option that is designated as a non-qualified stock option shall not be treated as an incentive stock option. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1. Price. The exercise price per share shall be determined by the Committee, subject to adjustment under Section 10.5; provided that in no event shall the exercise price be less than the Fair Market Value of a share of Common Stock on the date of grant, except that in connection with an acquisition, consolidation, merger or other extraordinary transaction, options may be granted at less than the then Fair Market Value in order to replace options previously granted by one or more parties to such transaction (or their affiliates) so long as the aggregate spread on such replacement options for any recipient of such options is equal to or less than the aggregate spread on the options being replaced.

6.2. Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to Section 5.1 and subject to adjustment as provided in Section 10.5.

6.3. Duration and Time for Exercise. The term of each stock option shall be determined by the Committee. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee. Notwithstanding the foregoing, the Committee may accelerate the exercisability of any stock option at any time, in addition to the automatic acceleration of stock options under Section 10.11.

6.4. Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars and may be paid by (a) cash; (b) uncertified or certified check; (c) unless otherwise determined by the Committee, by delivery of shares of Common Stock held by the optionee for at least six months, which shares shall be valued for this purpose at the Fair Market Value on the business day immediately preceding the date such option is exercised; (d) unless otherwise determined by the Committee, by delivering a properly executed exercise notice together with irrevocable instructions to a broker approved by OMNI (with a copy to OMNI) to promptly deliver to OMNI the amount of sale or loan proceeds to pay the exercise price; or (e) in such other manner as may be authorized from time to time by the Committee.

6.5. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options that are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Code):

A. Any Incentive Stock Option agreement authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the options as Incentive Stock Options.

B. All Incentive Stock Options must be granted within ten years from the date on which this Plan is adopted by the Board of Directors.

C. Unless sooner exercised, all Incentive Stock Options shall expire no later than ten years after the date of grant.

D. No Incentive Stock Options shall be granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

E. The aggregate Fair Market Value (determined with respect to each Incentive Stock Option as of the time such Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under the Plan or any other plan of OMNI or any of its subsidiaries) shall not exceed $100,000. To the extent that such limitation is exceeded, such options shall not be treated, for federal income tax purposes, as Incentive Stock Options.

7. Restricted Stock

7.1. Grant of Restricted Stock. The Committee may award shares of restricted stock to such officers, directors and key employees as the Committee determines pursuant to the terms of Section 3. An award of restricted stock shall be subject to such restrictions on transfer and forfeitability provisions and such other terms and conditions as the Committee may determine, subject to the provisions of the Plan. An award of restricted stock may also be subject to the attainment of specified performance goals or targets. To the extent restricted stock is intended to qualify as performance-based compensation under Section 162(m) of the Code, it must be granted subject to the attainment of performance goals as described in Section 7.2 below and meet the additional requirements imposed by Section 162(m).

7.2. Performance-Based Restricted Stock. To the extent that restricted stock granted under the Plan is intended to vest based upon the achievement of pre-established performance goals rather than solely upon continued employment over a period of time, the performance goals pursuant to which the restricted stock shall vest shall be any or a combination of the following performance measures: earnings per share, return on assets, an economic value added measure, shareholder return, earnings, stock price, return on equity, return on total capital, safety performance, reduction of expenses or increase in cash flow of OMNI, a division of OMNI or a subsidiary. For any performance period, such performance objectives may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals or relative to levels attained in prior years. The Committee may not waive any of the pre-established performance goal objectives, except that such objectives shall be waived as provided in Section 10.11 hereof, or as may be provided by the Committee in the event of death, disability or retirement.

7.3. The Restricted Period. At the time an award of restricted stock is made, the Committee shall establish a period of time during which the transfer of the shares of restricted stock shall be restricted (the “Restricted

Period”). The Restricted Period shall be a minimum of one year, except that if the vesting of the shares of restricted stock is based upon the attainment of performance goals, a minimum Restricted Period of six months is permitted. Each award of restricted stock may have a different Restricted Period. The expiration of the Restricted Period shall also occur as provided under Section 10.3 and under the conditions described in Section 10.11 hereof.

7.4. Escrow. The participant receiving restricted stock shall enter into an Incentive Agreement with the Company setting forth the conditions of the grant. Certificates representing shares of restricted stock shall be registered in the name of the participant and deposited with the Company, together with a stock power endorsed in blank by the participant. Each such certificate shall bear a legend in substantially the following form:

The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the OMNI Energy Services Corp. Stock Incentive Plan (the “Plan”), and an agreement entered into between the registered owner and OMNI Energy Services Corp. thereunder. Copies of the Plan and the agreement are on file at the principal office of OMNI Energy Services Corp.

7.5. Dividends on Restricted Stock. Any and all cash and stock dividends paid with respect to the shares of restricted stock shall be subject to any restrictions on transfer, forfeitability provisions or reinvestment requirements as the Committee may, in its discretion, prescribe in the Incentive Agreement.

7.6. Forfeiture. In the event of the forfeiture of any shares of restricted stock under the terms provided in the Incentive Agreement (including any additional shares of restricted stock that may result from the reinvestment of cash and stock dividends, if so provided in the Incentive Agreement), such forfeited shares shall be surrendered and the certificates cancelled. The participants shall have the same rights and privileges, and be subject to the same forfeiture provisions, with respect to any additional shares received pursuant to Section 10.5 due to a recapitalization, merger or other change in capitalization.

7.7. Expiration of Restricted Period. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the restricted stock shall lapse and a stock certificate for the number of shares of restricted stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions and legends, except any that may be imposed by law, to the participant or the participant’s estate, as the case may be.

7.8. Rights as a Shareholder. Subject to the terms and conditions of the Plan and subject to any restrictions on the receipt of dividends that may be imposed in the Incentive Agreement, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during the Restricted Period, including without limitation, the right to vote any shares of Common Stock.

8. Other Stock-Based Awards.

8.1. Terms of Other Stock-Based Awards. The Committee is hereby authorized to grant to eligible employees an “Other Stock-Based Award”, which shall consist of an award, the value of which is based in whole or in part on the value of shares of Common Stock, that is not an instrument or Award specified in Sections 6 or 7 of the Plan. Other Stock-Based Awards may be awards of shares of Common Stock or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible or exchangeable into or exercisable for shares of Common Stock), as deemed by the Committee, consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of any such Other Stock-Based Award and may provide that such awards would be payable in whole or in part in cash. Except in the case of an Other Stock-Based Award granted in assumption of or in substitution for an outstanding award of a company acquired by the Company or with which the Company combines, the price at which securities may be purchased pursuant to any Other Stock-Based Award granted under this Plan, or the provision, if any, of any such award that is analogous to the purchase or exercise price, shall not be less than 100% of the fair market value of the securities to which such award relates on the date of grant.

8.2. Dividend Equivalents. In the sole and complete discretion of the Committee, an Other Stock-Based Award under this Section 8 may provide the holder thereof with dividends or dividend equivalents, payable in cash or shares of Common Stock on a current or deferred basis.

8.3. Performance Goals. Other Stock-Based Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code shall be paid based upon the achievement of pre-established performance goals. The performance goals pursuant to which Other Stock-Based Awards granted under the Plan shall be earned shall be any or a combination of the following performance measures: earnings per share, return on assets, an economic value added measure, shareholder return, earnings, stock price, return on equity, return on total capital, safety performance, reduction of expenses or increase in cash flow of the Company, a division of the Company or a subsidiary. For any performance period, such performance goals may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals or relative to levels attained in prior years. The Committee may not waive any of the pre-established performance goal objectives if such Other Stock-Based Award is intended to constitute “performance-based compensation” under Section 162(m), except that such objectives shall be waived as provided in Section 10.11 hereof, or as may be provided by the Committee in the event of death, disability or retirement.

8.4. Not a Shareholder. The grant of an Other Stock-Based Award to a participant shall not create any rights in such participant as a shareholder of the Company, until the issuance of shares of Common Stock with respect to an award, at which time such stock shall be considered issued and outstanding.

9. Formula Stock Options.

9.1 Grant of Options. At any time that an Outside Director first becomes a member of the Board of Directors of OMNI, such Outside Director shall be granted non-qualified options to purchase 10,000 shares of Common Stock. In addition, for as long as the Plan remains in effect and shares of Common Stock remain available for issuance hereunder, each Outside Director shall be automatically granted a non-qualified stock option to purchase 5,000 shares of Common Stock on the day following the annual meeting of shareholders of OMNI.

9.3. Exercisability of Stock Options. The stock options granted to Outside Directors under Section 9.1 shall become exercisable one year after grant and shall expire ten years following the date of grant.

9.4. Exercise Price. The exercise price of the options granted to Outside Directors thereafter shall be equal to the Fair Market Value of a share of Common Stock on the date of grant. The exercise price may be paid as provided in Section 6.4 hereof.

9.5. Exercise After Termination of Board Service. In the event an Outside Director ceases to serve on the Board, the stock options granted hereunder must be exercised, to the extent otherwise exercisable at the time of termination of Board service, within three months from termination of Board service; provided, however, that in the event of termination of Board service as a result of death, disability or retirement on or after reaching age 65, the stock options must be exercised, to the extent exercisable at the time of termination of Board service, within 18 months from the date of termination of Board service; and further provided, that no stock options may be exercised later than ten years after the date of grant.

10. General.

10.1. Duration. Subject to Section 10.10, the Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed.

10.2. Transferability. No Incentives granted hereunder may be transferred, pledged, assigned or otherwise encumbered by a participant except: (a) by will; (b) by the laws of descent and distribution; (c) pursuant to a domestic relations order, as defined in the Code, if permitted by the Committee and so provided in the Incentive Agreement or an amendment thereto; or (d) as to options only, if permitted by the Committee and so provided in the Incentive Agreement or an amendment thereto, (i) to Immediate Family Members, (ii) to a partnership in which Immediate Family Members, or entities in which Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole partners, (iii) to a limited liability company in which Immediate Family Members, or entities in which Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole members, or (iv) to a trust for the sole benefit of Immediate Family Members. “Immediate Family Members” shall be defined as the spouse and natural or adopted children or grandchildren of the participant and their spouses. To the extent that an Incentive Stock Option is permitted to be transferred during the lifetime of the participant, it shall be treated thereafter as a nonqualified stock option. Any attempted assignment, transfer, pledge, hypothecation or other disposition of Incentives, or levy of attachment or similar process upon Incentives not specifically permitted herein, shall be null and void and without effect.

10.3. Effect of Termination of Employment or Death. Except as provided in Section 9.4 with respect to Outside Directors, in the event that a participant ceases to be an employee of the Company for any reason, including death, disability, early retirement or normal retirement, any Incentives may be exercised, shall vest or shall expire at such times as may be determined by the Committee in the Incentive Agreement. The Committee has complete authority to modify the treatment of an Incentive in the event of termination of employment of a participant by means of an amendment to the Incentive Agreement. Consent of the participant to the modification is required only if the modification materially impairs the rights previously provided to the participant in the Incentive Agreement.

10.4. Additional Condition. Anything in this Plan to the contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

10.5. Adjustment. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievement of performance objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to outstanding Incentives, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the reasonable discretion of the Committee, to provide participants with the same relative rights before and after such adjustment. No substitution or adjustment shall require the Company to issue a fractional share under this Plan and the substitution or adjustment shall be limited by deleting any fractional share.

10.6. Incentive Agreements. The terms of each Incentive granted to an employee, officer, consultant or advisor shall be stated in an agreement approved by the Committee.

10.7. Withholding.

A. The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time that a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the issuance of Common Stock, the lapse of restrictions on Common Stock or the exercise of an option, the participant may, subject to disapproval by the Committee, satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold shares of Common Stock having a value equal to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

B. Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. If a participant makes an election under Section 83(b) of the Internal Revenue Code with respect to shares of restricted stock, an Election is not permitted to be made.

10.8. No Continued Employment. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.

10.9. Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive Agreement. Payment may be deferred at the option of the participant if provided in the Incentive Agreement.

10.10. Amendments to or Termination of the Plan.

A. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including any approval necessary to qualify Incentives as “performance- based” compensation under Section 162(m) or any successor provision, if such qualification is deemed necessary or advisable by the Committee.

B. Any provision of this Plan or any Incentive Agreement to the contrary notwithstanding, the Committee may cause any Incentive granted hereunder to be cancelled in consideration of a cash payment or alternative Incentive made to the holder of such cancelled Incentive equal in value to such cancelled Incentive. The determinations of value under this subparagraph shall be made by the Committee in its sole discretion.

10.11. Change of Control.

A. “Change of Control” shall mean:

1. the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of more than 50% of the outstanding shares of the Common Stock; provided, however, that for purposes of this subsection 1., the following shall not constitute a Change of Control:

(a) any acquisition of Common Stock directly or indirectly from OMNI,

(b) any acquisition of Common Stock by OMNI,

(c) any acquisition of Common Stock by any employee benefit plan (or related trust) sponsored or maintained by OMNI or any corporation controlled by OMNI, or

(d) any acquisition of Common Stock by any corporation pursuant to a transaction that complies with clauses (a), (b) and (c) of subsection (A)(3) of this Section 10.11; or

2. individuals who, as of the date of adoption of the Plan by the Board of Directors of OMNI (the “Adoption Date”), constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Adoption Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual’s initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board; or

3. Approval by the shareholders of OMNI of a reorganization, merger or consolidation, or sale or other disposition of all of substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination,

(a) all or substantially all of the individuals and entities who were the beneficial owners of OMNI’s outstanding common stock and OMNI’s voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect beneficial ownership, respectively, of more than 50% of the then outstanding shares of common stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the corporation resulting from such Business Combination (which, for purposes of this paragraph (a) and paragraphs (b) and (c), shall include a corporation which as a result of such transaction controls the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries), and

(b) except to the extent that such ownership existed prior to the Business Combination, no person (excluding any corporation resulting from such Business Combination or any employee benefit plan or related trust of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 30% or more of the combined voting power of the then outstanding voting securities of such corporation, and

(c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

4. approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

B. Upon a Change of Control, all outstanding options shall automatically become fully exercisable, all restrictions or limitations on any Incentives, including without limitation restricted stock, shall lapse and all performance criteria and other conditions relating to the payment of Incentives shall be deemed to be achieved or waived by the Company, without the necessity of any action by any person.

C. No later than 30 days after the approval by the Board of a Change of Control of the types described in Subsections A.3 and A.4 of this Section 10.11, and no later than 30 days after a Change of Control of the type described in Subsections A.1 and A.2 of this Section 10.11 of the Plan, the Committee (as the Committee was composed immediately prior to such Change of Control and notwithstanding any removal or attempted removal of some or all of the members thereof as directors or Committee members), acting in its sole discretion without the consent or approval of any participant, may act to effect one or more of the alternatives listed below and such act by the Committee may not be revoked or rescinded by persons not members of the Committee immediately prior to the Change of Control:

1. require that all outstanding options be exercised on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised options shall terminate,

2. make such equitable adjustments to Incentives then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary), or

3. provide that thereafter upon any exercise of an option the participant shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock then covered by such option, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the participant would have been entitled pursuant to the terms of the agreement providing for the merger, consolidation, asset sale, dissolution or other Change of Control of the type described in Sections 10.11.A.3 and A.4 of the Plan, if, immediately prior to such Change of Control, the participant had been the holder of record of the number of shares of Common Stock then covered by such options.

10.12. Definition of Fair Market Value. Whenever “Fair Market Value” of Common Stock shall be determined for purposes of this Plan, it shall be determined as follows: (i) if the Common Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the applicable date; (ii) if the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the applicable date, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available; and (iii) if the Common Stock is not regularly quoted, the fair market value of a share of Common Stock on the applicable date as established by the Committee in good faith.

10.13. Loans. In order to assist a participant in acquiring shares of Common Stock pursuant to an Incentive granted under the Plan, the Committee may authorize, subject to the provisions of Regulation G of the Board of Governors of the Federal Reserve System, at either the time of the grant of the Incentive, at the time of the acquisition of Common Stock pursuant to the Incentive, or at the time of the lapse of restrictions on shares of restricted stock granted under the Plan, the extension of a loan to the participant by the Company. The terms of any loans, including the interest rate, collateral and terms of repayment, will be subject to the discretion of the Committee. The maximum credit available hereunder shall be equal to the aggregate purchase price of the shares of Common Stock to be acquired pursuant to the Incentive plus the maximum tax liability that may be incurred in connection with the Incentive.

10.14. Tax Benefit Rights. The Committee may grant a tax benefit right (“TBR”) to a participant in the Plan on such terms as the Committee in its discretion shall determine. A TBR may be granted only with respect to an Incentive granted under the Plan and may be granted concurrently with or after the grant of the Incentive. A TBR shall entitle a participant to receive from the Company an amount in cash not to exceed the product of the ordinary income, if any, which the participant may realize as the result of the exercise of an option or the grant or vesting of restricted stock or an Other Stock-Based Award (including any income realized as a result of the related TBR) multiplied by the then applicable highest stated federal and state tax rate for individuals. The Committee shall determine all terms and provisions of the TBR granted hereunder.

ANNUAL MEETING OF SHAREHOLDERS OF OMNI ENERGY SERVICES CORP. May 27, 2009 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE MAY 27, 2009 ANNUAL MEETING OF SHAREHOLDERS.

THE COMPANY’S PROXY STATEMENT AND ANNUAL REPORT

ARE AVAILABLE AT WWW.OMNIENERGY.COM

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20430303000000000000 6052709

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE NOMINEES LISTED BELOW: PLEASE VOTE ON THE PROPOSAL(S) APPLICABLE TO YOU, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1. The election of four directors for the ensuing year.

FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)

NOMINEES:

O Ronald E. Gerevas O Barry E. Kaufman O Brian J. Recatto O Richard C. White

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

2. To approve an amendment to the Seventh Amended and Restated OMNI Energy Services Corp. Stock Incentive Plan to increase the number of shares available for issuance thereunder from 4,250,000 to 5,750,000 shares. 3. To vote, on an advisory basis, for the Company’s ability to replace and reprice stock options issued under the Seventh Amended and Restated OMNI Energy Services Corp. Stock Incentive Plan. 4. To ratify the appointment of Grant Thornton L.L.P. as the Company’s independent registered public accounting firm for the year ending December 31, 2009. YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

FOR AGAINST ABSTAIN

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXYPROMPTLYUSINGTHE ENCLOSED ENVELOPE.

Signature of Shareholder

Date:

Signature of Shareholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

2. To approve an amendment to the Seventh Amended and Restated OMNI Energy Services Corp. Stock Incentive Plan to increase the number of shares available for issuance thereunder from 4,250,000 to 5,750,000 shares. 3. To ratify the Company’s ability to replace and reprice stock options issued under the Seventh Amended and Restated OMNI Energy Services Corp. Stock Incentive Plan. 4. To ratify the appointment of Grant Thornton L.L.P. as theCompany’s independent registered public accounting firm for the year ending December 31, 2009.YOURVOTEISIMPORTANT.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXYPROMPTLYUSINGTHE ENCLOSED ENVELOPE.

FORAGAINSTABSTAIN

14475

PROXY PROXY OMNI ENERGY SERVICES CORP.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MAY27, 2009 The undersigned hereby appoints Brian J. Recatto and Staci L. Marcelissen, or either of them, as proxy for the undersigned, each with full power of substitution, and hereby authorizes each of them to represent and to vote all shares of common stock of OMNI Energy Services Corp. (the “Company”) that the undersigned is entitled to vote at the annual meeting of shareholders to be held Wednesday, May 27, 2009 and any adjournments thereof with respect to the following matters. Please specify your choices by marking the appropriate boxes on the reverse side. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THIS PROXY. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting and any postponements or adjournments thereof.( CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE) SEE REVERSE SIDE

AND FOR EACH OF THE PROPOSALS PRESENTED